UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 25, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin, and Christopher L. Drahn, CFA, review key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011, and Chris has managed the Missouri Fund since 2011.

How did the Funds perform during the six-month reporting period ended November 30, 2015?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable six-month, one-year, five-year, ten-year and since-inception periods ended November 30, 2015. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the reporting period, the Class A Shares at NAV of the Michigan, Missouri and Ohio Funds outperformed the S&P Municipal Bond Index, while the Class A Shares at NAV of the Kansas, Kentucky and Wisconsin Funds underperformed this performance measure. All six Funds outpaced their respective Lipper classification averages.

What key strategies were used to manage the Funds during the six-month reporting period ended November 30, 2015 and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Kansas Municipal Bond Fund

For the six months ended November 30, 2015, the Nuveen Kansas Municipal Bond Fund lagged the S&P Municipal Bond Index, partly due to its sector positioning. In particular, we were significantly underweighted in transportation bonds, which performed

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

very well nationally but make up a negligible part of the Kansas municipal marketplace. Similarly, because Kansas does not issue general obligation (GO) debt, we gained investment exposure to the state with dedicated sales tax bonds. Unfortunately, these holdings trailed the index during the reporting period, although our lack of state GO debt in the portfolio was a partly counterbalancing positive. The Fund also benefited from overweightings in the health care and utilities sectors, two outperforming categories.

The Fund benefited the most from its duration and yield curve positioning. During a period in which longer-dated bonds tended to outperform their shorter-dated counterparts, our overweighting on the long end of the yield curve had a positive impact on relative performance. From a credit quality standpoint, various offsetting factors combined to have a slightly positive performance impact. For example, an overweighting in non-rated bonds hampered results in light of that category’s relative underperformance, but that was offset by a helpful underweighting in AAA rated bonds, the market’s weakest performing quality segment. The Fund also benefited from overweighting the BBB rating category, which produced the market’s best overall return.

The Fund was helped by its position in Guam GO debt. As these holdings were advance refunded during the reporting period, they saw their prices rise in conjunction with the securities’ improved credit quality and reduced interest rate risk.

We did not make any major changes to the portfolio, as we believed it was already well positioned and saw few bonds available for purchase that struck us as more attractive than the ones we already held. With limited new investment inflows, our main focus was on reinvesting the proceeds from bond calls taking place during the reporting period.

A large majority of our new purchases were of Kansas bonds. These included debt for the University of Kansas Hospital, the Coffeyville electric utility system and Washburn University. These purchases featured lower- to mid-investment grade credit ratings and offered what we saw as attractive yields relative to the securities’ risk.

To broaden the investment opportunity set available to our shareholders, we also owned a variety of U.S. territorial bonds. These tax-exempt holdings were diversified across three separate territories and multiple economic sectors. During the reporting period, we bought tax-exempt Guam business privilege tax bonds. These holdings are secured by taxes on local businesses, one of the island’s main revenue sources. Overall, however, we modestly reduced our exposure to territorial bonds, selling some issues of both Puerto Rico and the U.S. Virgin Islands, while we experienced a call of one Guam position. At the end of the reporting period, we had reduced our Puerto Rico exposure to 1.41%.

Nuveen Wisconsin Municipal Bond Fund

The Nuveen Wisconsin Municipal Bond Fund modestly lagged the S&P Municipal Bond Index for the six-month reporting period. The main drag on performance came from the Fund’s exposure to dedicated sales tax bonds. Because these make up a relatively large proportion of our available purchase opportunities in Wisconsin, they tend to be heavily represented in the portfolio. These bonds underperformed during the reporting period, however, which weighed on results.

On the positive side, duration and yield curve positioning helped the Fund. Specifically, the portfolio’s duration was longer than that of the benchmark, meaning we were able to benefit to a greater extent from a modest decline in interest rates, especially on the long end of the yield curve, an outperforming maturity segment in which the Fund was overweighted.

In terms of credit rating exposure, the Fund was hampered by its overweighting in non-rated securities, which as a whole lagged the market. That difficulty, however, was offset by overweighting BBB rated bonds, which had the strongest returns in the market and an underweighting in AAA rated bonds, which produced the weakest performance.

Sector allocation was positive overall. Our lack of exposure to state general obligation (GO) bonds, which are not issued in Wisconsin, was helpful versus the national index. The Fund also benefited from our exposure to hospital bonds, which outperformed the index, and we further saw strong results from some of our individual holdings. In contrast, limited exposure to utility bonds was detrimental, given this category’s relative outperformance, and our underweighting in strong-performing tobacco securitization debt also hurt results.

Finally, the Fund benefited when some of its Guam GO bonds were advance refunded. This event led to higher bond prices tied to the securities’ improved credit quality and shorter duration.

6	Nuveen Investments

Purchase and sale activity was quiet. Most of the proceeds we used to acquire new bonds came from selling some of the Fund’s U.S. territorial positions. This included eliminating various Puerto Rico, Guam and U.S. Virgin Islands holdings from the portfolio. However, we continued to maintain exposure to all three territories, owning a mix of bonds diversified by revenue sources and security features.

The Fund’s exposure to Guam bonds, consisted of business privilege tax bonds, Guam Government Waterworks Authority issues, Guam Power Authority bonds, tobacco settlement debt and the Guam advance refunded bonds mentioned earlier. Our U.S. Virgin Islands holdings included bonds for a marine portfolio, rum excise tax issues, water and power authority bonds, business income tax credits and bonds backed by the territory’s general fund revenues. Puerto Rico bonds made up 1.94% of the Fund at the end of the reporting period.

With the proceeds of bond sales, we bought various new Wisconsin issues that enabled us to achieve our goal of increasing exposure to in-state credits. Our purchases included lease appropriation bonds for the Kaukauna Redevelopment Authority and for the Weston Community Development Authority. We also purchased lower rated corporate-backed municipal issues for National Gypsum, providing us a rare opportunity to buy high yield Wisconsin bonds fully exempt from both federal and state income taxes.

Nuveen Kentucky Municipal Bond Fund

The Nuveen Kentucky Municipal Bond Fund slightly lagged the S&P Municipal Bond Index for the six-month reporting period. Duration positioning was partly behind the relative underperformance. During the reporting period, longer-dated bonds generally outperformed their shorter-maturity counterparts, as rates modestly fell on the long end of the yield curve. Accordingly, the Fund’s underweighting in bonds with longer durations, and therefore more sensitivity to changes in interest rates and less benefit from falling interest rates, hampered results.

Not surprisingly in light of market conditions, our various higher quality, shorter-maturity holdings tended to underperform. However, longer duration holdings, including the Fund’s tender option bonds (TOBs), fared well. TOBs, also known as inverse floating rate securities, are derivative contracts we use in an attempt to increase the Fund’s distributable income and total return by adding a small amount of leverage. As long-term interest rates declined, these long-duration bonds performed well, as expected.

The Fund’s credit rating positioning was beneficial. The Fund had more limited exposure to B rated bonds and although lower rated credits tended to outperform higher quality issues, this rating tier was an exception and our very modest allocation contributed to results. The Fund generally benefited from its other exposure to bonds with below investment grade credit ratings.

Sector positioning had a neutral performance impact overall. On the positive side, the Fund was helped by its overweighting in the health care sector, which added value in light of the category’s strong results. Those results were tempered, however, by our positioning among water and sewer bonds, which detracted from relative performance.

New purchases during the reporting period consisted of a mix of higher and lower rated bonds. Consistent with our duration management objectives, the bonds we acquired tended to have intermediate and longer maturities. Recent acquisitions included various public and private higher education bonds as well as a shorter-dated state appropriation issue.

A notable purchase was to buy Kentucky Economic Development Finance Authority Next Generation Information Highway bonds, which are helping to bring high-speed Internet connections to all 120 Kentucky counties. We liked several aspects of this bond issue, including its public-private partnership structure, lower investment grade credit rating with the potential for improvement and the opportunity to obtain additional portfolio diversification. To finance this purchase, we sold some short-dated bonds benefiting from good demand on the part of individual investors, and also reinvested the proceeds of bond calls.

Of final note, we eliminated the Fund’s small position in a credit default swap on the debt obligations of the U.S. territory of Puerto Rico, as the position no longer met our management objectives. During the current reporting period, the swap had a negligible impact on performance. At the end of the reporting period, the Fund had no exposure to bonds of U.S. territories and was entirely invested in Kentucky municipal debt.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen Michigan Municipal Bond Fund

The Nuveen Michigan Municipal Bond Fund outpaced the S&P Municipal Bond Index for the six months ended November 30, 2015, with duration and yield curve positioning one source of added value. In particular, the Fund was underweighted in shorter-dated bonds, which contributed to results as these issues trailed the national municipal bond market.

From a credit quality perspective, the Fund benefited from our underweighting in B rated bonds. Our limited exposure to this lagging category proved helpful. In addition, the Fund’s overweighting in the AA rating tier was helpful in light of that category’s relative outperformance.

In sector terms, the Fund was helped by overweighting tobacco securitization bonds, a strong performing sector. However, our underweighting in certain transportation issues slightly offset those positive results.

The Fund benefited from its exposure to tender option bonds (TOBs), derivative securities helped by their relatively long durations. Another boost to performance came from the advance refunding of our holdings in Crittenton Hospital bonds. When these lower rated issues were advance refunded, they saw an immediate price increase as their credit quality improved and maturities shortened.

As cash came into the portfolio through bond calls or new investment activity, as well as from our sale of Detroit water and sewer bonds during the reporting period, we focused on quickly getting those proceeds invested. Favoring intermediate- and longer-duration securities, we bought bonds in five different sectors. Purchases included local general obligation (GO) bonds for Ann Arbor Public Schools, higher education bonds, dedicated-tax Michigan transit bonds, state appropriation bonds for Michigan builders, and tax-increment bonds for the Lansing Township Downtown Development Authority. Except for the Ann Arbor education issues, we were generally avoiding adding exposure to Southeast Michigan issuers, whose bonds we rarely found attractively valued.

Of final note, we liquidated our small allocation to a credit default swap on the debt obligations of Puerto Rico. During the reporting period, the swap had a negligible impact on performance.

Nuveen Ohio Municipal Bond Fund

During the reporting period, the Nuveen Ohio Municipal Bond Fund outperformed the S&P Municipal Bond Index. The Fund benefited from its duration positioning. Specifically, our overweighting in longer-dated bonds and underweighting in the market’s shortest duration issues added value.

Credit quality positioning was also helpful, with an allocation to various lower rated categories contributing the most. Bonds with a B credit rating trailed the market during the reporting period and our relative underweighting in the category further added value.

Meanwhile, sector allocation was modestly negative. Most notably, overweighting advance refunded bonds hampered results in light of those securities’ very short maturities and high credit quality, two generally out-of-favor characteristics. In contrast, the Fund’s overweighting in tobacco bonds was a helpful performance factor, given the category’s strong results. We benefited from our exposure to tender option bonds (TOBs), derivative securities that were helped by their relatively long durations.

Purchase activity was relatively quiet, reflecting our comfort with the portfolio’s existing positioning as well as only modest shareholder investment and call activity. We reinvested our proceeds from call activity and sales of some short-dated, high quality bonds. When we did make purchases, we added to the Fund’s existing holdings in bonds for the Portsmouth Bypass, a highway project in the state. These bonds are issued by the state’s Department of Transportation in a public-private partnership: the private sector builds and finances the project, while the state issues debt to finance operations and pay the contractors back over time. Other purchases this reporting period included higher education bonds, a health care deal, highly rated water and sewer bonds and an insured land-secured deal, a type of bond rarely issued in the state and therefore attractive for diversification purposes. We also added general obligation (GO) and appropriation bonds for the city of Dublin, Ohio.

Of final note, we liquidated our small allocation to a credit default swap on the debt obligations of Puerto Rico. During the reporting period, the swap had a negligible impact on performance.

8	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

For the six-month reporting period, the Nuveen Missouri Municipal Bond Fund outperformed the S&P Municipal Bond Index. Yield curve positioning was a major factor behind the Fund’s outperformance. With longer-maturity securities generally outperforming shorter bonds, our overweighting on the longer part of the curve and corresponding underweighting in short-dated issues helped.

We were satisfied with the Fund’s structure coming into the reporting period and sought not to make big adjustments to the portfolio. When buying bonds, we favored issues with longer maturity dates, notably 15 to 30 years, which was the part of the yield curve we found more attractive. Adding bonds in this area enabled us to keep the portfolio’s duration at our target while generally being more advantageous for income generation.

During the reporting period, significant purchases included higher education bonds for Saint Louis University and health care debt of Saint Luke’s Episcopal and Presbyterian Hospitals. We also bought a number of non-rated bond deals in other sectors.

To finance these acquisitions, we used the proceeds of new shareholder investments and, to a lesser extent, bond calls and maturities. We also sold a few bonds due to some concerns about the issuers’ credit quality. Other sales included bond swaps, as we exchanged certain bonds in the portfolio for comparable issues providing better income characteristics. At end of the reporting period, the vast majority of our investments were in Missouri bonds. We did, however, continue to have small exposures to Puerto Rico and Guam.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden debt may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.

Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, we had reduced our Puerto Rico exposure in the Nuveen Kansas Municipal Bond Fund to 1.41%, 1.05% in the Nuveen Missouri Municipal Bond Fund and 1.94% in the Nuveen Wisconsin Municipal Bond Fund at the end of the reporting period, while the remaining Funds had no exposure to Puerto Rico.

Nuveen Investments	9

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2015, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

10	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.13%	3.68%	5.19%	4.62%
Class A Shares at maximum Offering Price	(2.16)%	(0.66)%	4.30%	4.17%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	1.57%	2.45%	4.04%	3.83%

Class C2 Shares	1.76%	3.12%	4.61%	4.05%
Class I Shares	2.14%	3.89%	5.38%	4.83%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.74%	2.90%	5.51%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.06%	3.62%	5.71%	4.59%
Class A Shares at maximum Offering Price	(1.29)%	(0.70)%	4.82%	4.15%
Class C2 Shares	2.78%	3.16%	5.15%	4.03%
Class I Shares	3.16%	3.92%	5.94%	4.81%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.67%	2.84%	5.59%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2015

Effective Leverage Ratio	6.50%

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.19%	3.11%	4.59%	4.24%
Class A Shares at maximum Offering Price	(2.13)%	(1.22)%	3.70%	3.79%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	1.57%	2.45%	4.04%	3.83%

Class C2 Shares	2.01%	2.56%	4.03%	3.68%
Class I Shares	2.30%	3.33%	4.81%	4.45%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.78%	2.28%	4.38%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.84%	3.11%	5.07%	4.19%
Class A Shares at maximum Offering Price	(1.45)%	(1.21)%	4.17%	3.75%
Class C2 Shares	2.56%	2.56%	4.49%	3.62%
Class I Shares	2.95%	3.33%	5.29%	4.41%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.52%	2.38%	4.45%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

14	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.59%	1.35%	0.60%

Effective Leverage Ratio as of November 30, 2015

Effective Leverage Ratio	8.63%

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.64%	3.73%	5.18%	4.44%
Class A Shares at maximum Offering Price	(1.70)%	(0.59)%	4.27%	4.00%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	1.57%	2.45%	4.04%	3.83%

Class C2 Shares	2.38%	3.21%	4.60%	3.88%
Class I Shares	2.75%	3.95%	5.37%	4.65%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.16%	2.86%	5.45%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.73%	3.92%	5.76%	4.45%
Class A Shares at maximum Offering Price	(0.67)%	(0.41)%	4.85%	4.00%
Class C2 Shares	3.47%	3.31%	5.18%	3.87%
Class I Shares	3.84%	4.14%	5.98%	4.65%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.34%	3.13%	5.68%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.63%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2015

Effective Leverage Ratio	1.77%

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.47%	3.47%	5.30%	4.59%
Class A Shares at maximum Offering Price	(1.87)%	(0.88)%	4.40%	4.14%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	1.57%	2.45%	4.04%	3.83%

Class C2 Shares	2.21%	2.93%	4.73%	4.02%
Class I Shares	2.58%	3.78%	5.51%	4.80%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.08%	2.67%	4.83%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.58%	3.65%	5.88%	4.57%
Class A Shares at maximum Offering Price	(0.75)%	(0.69)%	4.97%	4.12%
Class C2 Shares	3.32%	3.11%	5.31%	4.01%
Class I Shares	3.60%	3.87%	6.07%	4.77%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.18%	2.84%	5.04%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%

Effective Leverage Ratio as of November 30, 2015

Effective Leverage Ratio	0.50%

Nuveen Investments	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.49%	3.47%	5.09%	4.50%
Class A Shares at maximum Offering Price	(1.78)%	(0.88)%	4.20%	4.05%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Ohio Municipal Debt Funds Classification Average	1.69%	2.69%	4.21%	3.88%

Class C2 Shares	2.20%	2.90%	4.50%	3.93%
Class I Shares	2.51%	3.70%	5.28%	4.70%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.01%	2.69%	4.95%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.65%	3.73%	5.67%	4.49%
Class A Shares at maximum Offering Price	(0.68)%	(0.62)%	4.78%	4.04%
Class C2 Shares	3.37%	3.15%	5.11%	3.91%
Class I Shares	3.68%	3.86%	5.89%	4.69%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.18%	2.85%	5.19%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.59%	1.35%	0.60%

Effective Leverage Ratio as of November 30, 2015

Effective Leverage Ratio	5.61%

Nuveen Investments	21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.20%	3.58%	4.84%	4.39%
Class A Shares at maximum Offering Price	(2.07)%	(0.73)%	3.94%	3.95%
S&P Municipal Bond Index	2.24%	3.14%	4.95%	4.69%
Lipper Other States Municipal Debt Funds Classification Average	1.57%	2.45%	4.04%	3.83%

Class C2 Shares	1.82%	3.02%	4.24%	3.82%
Class I Shares	2.31%	3.89%	5.05%	4.59%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.71%	2.78%	5.97%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.24%	3.56%	5.47%	4.37%
Class A Shares at maximum Offering Price	(1.09)%	(0.81)%	4.57%	3.92%
Class C2 Shares	3.05%	3.09%	4.91%	3.79%
Class I Shares	3.45%	3.88%	5.68%	4.56%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.84%	2.76%	6.09%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

22	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.87%	1.67%	1.42%	0.67%

Effective Leverage Ratio as of November 30, 2015

Effective Leverage Ratio	3.63%

Nuveen Investments	23

Yields as of November 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the Fund’s Taxable-Equivalent Yield would be lower.

Nuveen Kansas Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.51%	2.90%	3.12%	3.87%
SEC 30-Day Yield	2.07%	1.37%	1.62%	2.36%
Taxable-Equivalent Yield (31.3)%[2]	3.01%	1.99%	2.36%	3.44%

Nuveen Kentucky Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.46%	2.81%	3.07%	3.83%
SEC 30-Day Yield	1.56%	0.83%	1.08%	1.82%
Taxable-Equivalent Yield (32.3)%[2]	2.30%	1.23%	1.60%	2.69%

Nuveen Michigan Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.20%	2.58%	2.83%	3.55%
SEC 30-Day Yield	1.92%	1.21%	1.46%	2.20%
Taxable-Equivalent Yield (31.1)%[2]	2.79%	1.76%	2.12%	3.19%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state in-come tax rate shown in the respective table above.

24	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.49%	2.86%	3.12%	3.85%
SEC 30-Day Yield	2.23%	1.54%	1.79%	2.53%
Taxable-Equivalent Yield (32.3)%[2]	3.29%	2.27%	2.64%	3.74%

Nuveen Ohio Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.37%	2.76%	2.96%	3.74%
SEC 30-Day Yield	2.10%	1.40%	1.65%	2.39%
Taxable-Equivalent Yield (31.5)%[2]	3.07%	2.04%	2.41%	3.49%

Nuveen Wisconsin Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.45%	2.83%	3.05%	3.82%
SEC 30-Day Yield	2.26%	1.57%	1.82%	2.56%
Taxable-Equivalent Yield (32.5)%[2]	3.35%	2.33%	2.70%	3.79%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state in-come tax rate shown in the respective table above.

Nuveen Investments	25

Holding

Summaries as of November 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Kansas Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.0%
Short-Term Municipal Bonds	1.0%
Other Assets Less Liabilities	3.5%
Net Assets Plus Floating Rate Obligations	104.5%
Floating Rate Obligations	(4.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care	24.1%
Tax Obligation/Limited	20.0%
Tax Obligation/General	11.8%
Utilities	11.6%
Education and Civic Organizations	9.2%
U.S. Guaranteed	8.9%
Long-Term Care	7.1%
Other	7.3%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.7%
AA	33.0%
A	31.7%
BBB	6.2%
BB or Lower	4.3%
N/R (not rated)	11.1%
Total	100%

26	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.8%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate Obligations	101.5%
Floating Rate Obligations	(1.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care	23.6%
Tax Obligation/Limited	20.5%
Utilities	17.3%
U.S. Guaranteed	11.5%
Education and Civic Organizations	9.7%
Water and Sewer	8.6%
Transportation	6.9%
Other	1.9%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	17.1%
AA	41.7%
A	28.8%
BBB	11.9%
BB or Lower	0.1%
N/R (not rated)	0.4%
Total	100%

Nuveen Investments	27

Holding Summaries as of November 30, 2015 (continued)

Nuveen Michigan Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.2%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/General	27.8%
Tax Obligation/Limited	15.6%
Health Care	11.8%
Water and Sewer	10.7%
U.S. Guaranteed	10.1%
Education and Civic Organizations	9.9%
Utilities	7.9%
Other	6.2%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	17.1%
AA	65.3%
A	12.1%
BBB	0.9%
BB or Lower	3.3%
N/R (not rated)	1.3%
Total	100%

28	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.3%
Other Assets Less Liabilities	0.2%
Net Assets Plus Floating Rate Obligations	100.5%
Floating Rate Obligations	(0.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care	22.7%
Tax Obligation/Limited	18.2%
Tax Obligation/General	12.5%
Education and Civic Organizations	12.3%
U.S. Guaranteed	9.3%
Long-Term Care	6.9%
Water and Sewer	5.5%
Utilities	5.3%
Other	7.3%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.4%
AA	36.8%
A	24.6%
BBB	14.9%
BB or Lower	1.0%
N/R (not rated)	9.3%
Total	100%

Nuveen Investments	29

Holding Summaries as of November 30, 2015 (continued)

Nuveen Ohio Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.5%
Other Assets Less Liabilities	3.5%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	22.1%
Health Care	20.0%
Tax Obligation/General	11.2%
Water and Sewer	11.1%
Transportation	9.1%
U.S. Guaranteed	8.1%
Education and Civic Organizations	7.3%
Other	11.1%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	16.5%
AA	56.2%
A	16.6%
BBB	6.0%
BB or Lower	3.8%
N/R (not rated)	0.9%
Total	100%

30	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.1%
Other Assets Less Liabilities	1.9%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	37.1%
Health Care	19.6%
Long-Term Care	9.5%
Housing/Multifamily	8.7%
U.S. Guaranteed	8.4%
Education and Civic Organizations	4.0%
Other	12.7%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	9.5%
AA	30.8%
A	31.1%
BBB	15.2%
BB or Lower	2.5%
N/R (not rated)	10.9%
Total	100%

Nuveen Investments	31

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2015.

The beginning of the period is June 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Kansas Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.30	$1,017.40	$1,017.60	$1,021.40
Expenses Incurred During the Period	$4.09	$8.12	$6.91	$3.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.95	$1,016.95	$1,018.15	$1,021.95
Expenses Incurred During the Period	$4.09	$8.12	$6.91	$3.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.37% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

32	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.90	$1,017.80	$1,020.10	$1,023.00
Expenses Incurred During the Period	$3.99	$7.97	$6.77	$2.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.05	$1,017.10	$1,018.30	$1,022.05
Expenses Incurred During the Period	$3.99	$7.97	$6.76	$2.98

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.58%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Michigan Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,026.40	$1,021.60	$1,023.80	$1,027.50
Expenses Incurred During the Period	$4.20	$8.24	$6.98	$3.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.85	$1,016.85	$1,018.10	$1,021.85
Expenses Incurred During the Period	$4.19	$8.22	$6.96	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.63%, 1.38% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Missouri Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.70	$1,020.80	$1,022.10	$1,025.80
Expenses Incurred During the Period	$4.00	$7.98	$6.77	$2.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.05	$1,017.10	$1,018.30	$1,022.05
Expenses Incurred During the Period	$3.99	$7.97	$6.76	$2.98

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.58%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	33

Expense Examples (continued)

Nuveen Ohio Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.90	$1,020.10	$1,022.00	$1,025.10
Expenses Incurred During the Period	$4.00	$8.03	$6.77	$2.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.05	$1,017.05	$1,018.30	$1,022.05
Expenses Incurred During the Period	$3.99	$8.02	$6.76	$2.98

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Wisconsin Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.00	$1,017.10	$1,018.20	$1,023.10
Expenses Incurred During the Period	$4.40	$8.42	$7.16	$3.39
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.65	$1,016.65	$1,017.90	$1,021.65
Expenses Incurred During the Period	$4.39	$8.42	$7.16	$3.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.87%, 1.67%, 1.42% and 0.67% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

34	Nuveen Investments

Nuveen Kansas Municipal Bond Fund

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.0%

	MUNICIPAL BONDS – 100.0%

	Consumer Staples – 1.3%

$1,295	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	B	$1,286,673

1,535	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/16 at 100.00	BBB+	1,535,246
2,830	Total Consumer Staples			2,821,919

	Education and Civic Organizations – 9.3%

1,200	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics Inc. Project, Series 2011-A1, 5.000%, 7/01/28	7/16 at 100.00	A1	1,228,452

	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics, Inc., Project, Series 2012B-1:
1,750	5.000%, 7/01/30	7/17 at 100.00	A1	1,850,030
1,855	5.000%, 7/01/32	7/17 at 100.00	A1	1,957,581

675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents University of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	AA	756,601

	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,962,107
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,325,480

3,355	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	3,492,857

750	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University, Private Education Short-Term Loan Program, Series 2015C, 4.850%, 5/01/16	No Opt. Call	N/R	752,423

1,750	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,832,477

3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	3,556,062
18,160	Total Education and Civic Organizations			19,714,070

	Health Care – 24.3%

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	2/16 at 100.00	A2	1,686,602

3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	4,254,782

5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	A+	5,450,250

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,118,280

3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	4,047,195

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,174,160

Nuveen Investments	35

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$8,650	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB)	11/19 at 100.00	Aa2	$9,917,571

2,400	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (UB)	11/17 at 100.00	Aa2	2,559,528

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,000	5.000%, 1/01/23	1/20 at 100.00	AA–	1,147,200
1,515	5.000%, 1/01/40 (UB)	1/20 at 100.00	AA–	1,672,378

1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 17.780%, 1/01/18 (IF)	No Opt. Call	AA–	2,476,723

3,250	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	3,254,485

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A1	2,549,975
500	5.125%, 7/01/36	7/16 at 100.00	A1	508,195

3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A+	3,369,240

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	1,096,510

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	752,978

2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	No Opt. Call	A+	2,232,820
46,660	Total Health Care			51,268,872

	Housing/Single Family – 0.2%

30	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	31,578

380	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	385,126
410	Total Housing/Single Family			416,704

	Long-Term Care – 7.1%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,336,188

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Refunding & Improvement Series 2007:
1,270	5.125%, 5/15/16	No Opt. Call	N/R	1,286,612
35	5.375%, 5/15/27	5/17 at 100.00	N/R	35,617
1,100	5.500%, 5/15/39	5/17 at 100.00	N/R	1,114,091

2,030	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/16 at 101.00	N/R	2,039,358

2,030	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc., Refunding Series 2005A, 5.600%, 5/15/28	5/16 at 100.00	N/R	2,031,035

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,540	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	$1,551,257

2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,947,594

665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	689,539
14,510	Total Long-Term Care			15,031,291

	Tax Obligation/General – 12.0%

2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	2,182,500

1,500	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvement Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	1,700,820

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA	2,602,750

3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,531,390

2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,720,362

	Johnson County Unified School District 231, Gardner, Edgerton and Antioch, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A:
2,000	5.000%, 10/01/23	10/22 at 100.00	AA–	2,398,140
2,200	5.000%, 10/01/28	10/23 at 100.00	AA–	2,548,832

1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 10/01/34	10/25 at 100.00	Aaa	1,495,663

1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30	10/22 at 100.00	AA–	1,167,150

2,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding & Improvement Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA	2,197,960

2,000	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C, 5.000%, 12/01/39 (Alternative Minimum Tax)	12/25 at 100.00	AA+	2,244,160

390	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	432,627
22,090	Total Tax Obligation/General			25,222,354

	Tax Obligation/Limited – 20.2%

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	1,107,360

875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	950,311

1,910	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	2,054,931

3,000	Government of Guam, Business Privilege Tax Bonds, Series 2015D, 5.000%, 11/15/30	11/25 at 100.00	A	3,389,040

1,115	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,237,394

Nuveen Investments	37

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
$1,320	4.000%, 9/01/25	9/20 at 100.00	AAA	$1,434,088
1,020	4.000%, 9/01/26	9/20 at 100.00	AAA	1,101,121
1,000	4.000%, 9/01/27	9/20 at 100.00	AAA	1,074,230
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,313,196
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,368,387

365	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/16 at 100.50	AA–	370,139

1,670	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,859,178

1,400	Kansas Development Finance Authority, Revenue Bonds, Department of Commerce Impact Program, Series 2011K, 5.000%, 12/01/20	12/19 at 100.00	AA–	1,579,382

40	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	2/16 at 100.00	AA–	40,160

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	5,020,450

2,265	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	2,471,341

2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	2,543,204

1,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	Ca	1,431,780

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	2,202,740

320	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/25	10/20 at 100.00	BBB	355,757

380	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	406,497

2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,193,540

2,525	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	2,846,129

	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A+	1,620,025
1,260	5.000%, 12/01/26	12/24 at 100.00	A+	1,480,790

700	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	700,448

590	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	434,995
39,890	Total Tax Obligation/Limited			42,586,613

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 1.1%

$1,225	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	$1,341,155

945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,048,534
2,170	Total Transportation			2,389,689

	U.S. Guaranteed – 9.0% (4)

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (4)	2,201,680

2,170	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	2,664,326

2,500	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (4)	2,708,850

3,910	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 (Pre-refunded 11/01/16) – FGIC Insured	11/16 at 100.00	AA– (4)	4,074,415

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 (Pre-refunded 9/01/18) – AGM Insured	9/18 at 100.00	AA (4)	561,200

4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	4,804,960

1,695	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	1,903,943
16,775	Total U.S. Guaranteed			18,919,374

	Utilities – 11.7%

1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/42 – NPFG Insured	6/25 at 100.00	AA–	1,572,360

1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,610,455

	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,162,620
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,159,240

1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A–	1,745,895

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,584,329
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,425,567
2,575	5.000%, 12/01/31	12/20 at 100.00	A3	2,732,642

1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB+	1,598,174

2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	2,823,025

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,075	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+	1,186,918
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+	3,327,060

Nuveen Investments	39

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	$1,730,313

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	5/16 at 100.00	AA–	1,003,910
22,315	Total Utilities			24,662,508

	Water and Sewer – 3.8%

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33	7/23 at 100.00	A–	561,025
2,000	5.500%, 7/01/43	7/23 at 100.00	A–	2,257,320

2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA–	2,323,860

2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	2,768,475
7,000	Total Water and Sewer			7,910,680
$192,810	Total Long-Term Investments (cost $196,358,741)			210,944,074

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.0%

	MUNICIPAL BONDS – 1.0%

	Transportation – 1.0%

$2,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 664, 0.100%, 10/01/37 (5)	No Opt. Call	A–2	$2,000,000
$2,000	Total Short-Term Investments (cost $2,000,000)			2,000,000
	Total Investments (cost $198,358,741) – 101.0%			212,944,074
	Floating Rate Obligations – (4.5)%			(9,420,000)
	Other Assets Less Liabilities – 3.5%			7,367,563
	Net Assets – 100%			$210,891,637

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.8%

	MUNICIPAL BONDS – 98.8%

	Education and Civic Organizations – 9.6%

$880	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	Aa3	$1,011,120

	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,500	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,700,275
2,500	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,702,350

	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (Alternative Minimum Tax)	No Opt. Call	A	1,001,799
700	5.000%, 6/01/23 (Alternative Minimum Tax)	No Opt. Call	A	779,884
400	5.000%, 6/01/24 (Alternative Minimum Tax)	No Opt. Call	A	445,976

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,033,040

1,500	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,614,315

	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	1,938,051
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,279,006

	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	Aa3	1,344,578
1,075	5.000%, 3/01/27	3/25 at 100.00	Aa3	1,274,133

	University of Kentucky, General Receipts Bonds, Refunding Series 2012A:
1,435	5.000%, 5/01/19	No Opt. Call	AA	1,622,999
1,185	5.000%, 5/01/20	No Opt. Call	AA	1,374,008
2,340	5.000%, 5/01/21	No Opt. Call	AA	2,768,828

4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,852,080

2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,399,220

	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	AA–	174,191
2,005	5.000%, 9/01/26	9/21 at 100.00	AA–	2,321,990

1,910	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	AA–	2,224,367
31,605	Total Education and Civic Organizations			35,862,210

	Health Care – 23.4%

3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA	3,594,998

	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB	110,605
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,283,860
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,781,477

Nuveen Investments	41

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
$3,925	5.500%, 6/01/21	6/20 at 100.00	BBB+	$4,542,795
165	6.375%, 6/01/40	6/20 at 100.00	BBB+	188,890
5,150	6.500%, 3/01/45	6/20 at 100.00	BBB+	5,903,909

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
1,100	5.375%, 8/15/24	8/19 at 100.00	A+	1,195,678
7,090	5.625%, 8/15/27	8/19 at 100.00	A+	7,793,399

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
1,500	5.000%, 8/15/42	8/21 at 100.00	A+	1,608,615
3,000	5.250%, 8/15/46	8/21 at 100.00	A+	3,261,810

10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	11,079,600

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Refunding & Improvement Series 2009A:
210	5.375%, 5/01/34	5/19 at 100.00	AA	233,461
5,010	5.500%, 5/01/39	5/19 at 100.00	AA	5,586,801

3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26	6/22 at 100.00	A+	3,775,072

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa3	7,042,910

7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,642,475

8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26	No Opt. Call	A2	9,109,760

3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A+	3,559,563

	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A+	2,154,695
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,168,880
78,970	Total Health Care			87,619,253

	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Alternative Minimum Tax) (Mandatory Put 6/01/23)	6/17 at 100.00	N/R	1,215,609

	Housing/Single Family – 0.7%

	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	160,142
485	3.000%, 7/01/21	No Opt. Call	AAA	518,741
705	3.100%, 7/01/22	7/21 at 100.00	AAA	753,123
360	3.300%, 1/01/23	7/21 at 100.00	AAA	385,600
595	3.300%, 7/01/23	7/21 at 100.00	AAA	634,883
355	3.625%, 1/01/25	7/21 at 100.00	AAA	375,505
2,650	Total Housing/Single Family			2,827,994

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 0.6%

$2,090	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/18 at 100.00	AA+	$2,156,629

	Tax Obligation/General – 0.2%

365	Crittenden County, Kentucky, General Obligation Bonds, Series 2007, 6.000%, 12/01/27	12/17 at 100.00	N/R	382,808

200	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2010, 4.000%, 11/01/17	No Opt. Call	AAA	212,360
565	Total Tax Obligation/General			595,168

	Tax Obligation/Limited – 20.1%

	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	Aa3	1,501,161
1,760	5.000%, 8/01/25	2/25 at 100.00	Aa3	2,133,243

1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,152,000

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	2,102,314
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	3,755,739
4,630	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	5,028,550
9,350	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	10,154,848

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AA	34,999
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA	49,075
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA	2,738,211
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA	2,784,037

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bond Trust 11810, 20.570%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA	6,562,200

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005:
2,115	5.000%, 8/01/18 – NPFG Insured	No Opt. Call	AA–	2,335,785
125	5.000%, 8/01/19 – NPFG Insured	No Opt. Call	AA–	141,638

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA	2,771,075
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA	2,773,050

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA	2,314,400

1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24	7/21 at 100.00	AA	2,111,598

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
500	5.000%, 7/01/24	7/22 at 100.00	AA	594,165
4,000	5.000%, 7/01/30	7/22 at 100.00	AA	4,601,080
6,740	5.000%, 7/01/31	7/22 at 100.00	AA	7,726,399

Nuveen Investments	43

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA	$27,239

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA	3,160,177

	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A:
2,990	5.000%, 6/01/20	No Opt. Call	Aa3	3,445,556
1,000	5.000%, 6/01/21	No Opt. Call	Aa3	1,175,840
3,000	5.250%, 6/01/29	6/21 at 100.00	Aa3	3,416,730

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	540,295
68,345	Total Tax Obligation/Limited			75,131,404

	Transportation – 6.9%

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	2/16 at 100.00	AA–	5,109,189

2,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	1,497,060

	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
325	5.000%, 7/01/17	No Opt. Call	Baa3	344,819
250	5.750%, 7/01/49	7/23 at 100.00	Baa3	281,553
10,000	6.000%, 7/01/53	7/23 at 100.00	Baa3	11,436,200

	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	No Opt. Call	AA	1,361,529
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	No Opt. Call	AA	1,220,846
1,000	5.000%, 7/01/38	No Opt. Call	AA	1,111,120

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,555	5.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,747,493
1,500	5.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,677,375
24,035	Total Transportation			25,787,184

	U.S. Guaranteed – 11.4% (4)

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
720	6.000%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	794,844
1,605	6.250%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,779,801
2,190	6.500%, 12/01/37 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	2,439,375

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	AA (4)	1,774,116
2,685	5.000%, 10/01/21 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	AA (4)	2,895,746

2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 1025, 18.716%, 9/01/42 (Pre-refunded 9/01/17) – AMBAC Insured (IF) (5)	9/17 at 100.00	AA+ (4)	3,272,875

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A:
$1,435	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	$1,539,712
4,600	5.250%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	4,955,626
7,535	5.250%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured (UB) (5)	9/17 at 100.00	AA+ (4)	8,117,531

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (4)	2,055,180

2,060	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	Aa3 (4)	2,193,941

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27 (Pre-refunded 11/15/16)	11/16 at 100.00	AAA	2,676,911
4,990	5.000%, 11/15/29 (Pre-refunded 11/15/16)	11/16 at 100.00	AAA	5,207,714

1,730	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,924,123

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29 (Pre-refunded 8/01/17)	8/17 at 100.00	A+ (4)	1,071,640
39,260	Total U.S. Guaranteed			42,699,135

	Utilities – 17.1%

	Frankfort Electric & Water Plant Board, Kentucky, Electric and Water Revenue Bonds, Series 2015A:
325	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	336,196
155	4.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	164,292
40	4.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	43,299

5,065	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	5,336,079

4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	A	5,335,628

5,315	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A	5,788,673

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	7,788,373
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	12,853,120

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	A3	3,242,474
3,995	5.000%, 10/01/25	4/19 at 100.00	A3	4,353,072
95	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	A3	102,293
8,885	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	9,728,631

	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	263,320
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,195,290
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,254,132
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,848,515

Nuveen Investments	45

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
$380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	$445,596
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	479,334

3,500	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 1.050%, 9/01/26 (Mandatory Put 3/01/18)	No Opt. Call	A1	3,488,100
61,005	Total Utilities			64,046,417

	Water and Sewer – 8.5%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
225	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA	240,253
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA	4,039,853

2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	3,197,040

	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 2015-XF2109:
1,330	17.888%, 2/01/23 (IF) (5)	No Opt. Call	AAA	2,634,398
1,070	17.921%, 2/01/23 (IF) (5)	No Opt. Call	AAA	2,033,813

270	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/16 at 100.00	A+	271,139

7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	8,756,175

795	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A, 5.000%, 5/15/27	11/24 at 100.00	AA	957,729

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,264,840

	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,690	5.000%, 2/01/22	No Opt. Call	Aa3	3,194,859
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	4,027,149

195	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29	9/18 at 100.00	A1	213,353
26,115	Total Water and Sewer			31,830,601
$335,830	Total Long-Term Investments (cost $344,800,751)			369,771,604

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.3%

	MUNICIPAL BONDS – 0.3%

	Tax Obligation/Limited – 0.3%

$1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 11767, 0.210%, 2/01/17 (6)	No Opt. Call	A–1	$1,000,000
$1,000	Total Short-Term Investments (cost $1,000,000)			1,000,000
	Total Investments (cost $345,800,751) – 99.1%			370,771,604
	Floating Rate Obligations – (1.5)%			(5,650,000)
	Other Assets Less Liabilities – 2.4%			8,900,043
	Net Assets – 100%			$374,021,647

46	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen Michigan Municipal Bond Fund

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.2%

	MUNICIPAL BONDS – 98.2%

	Consumer Staples – 2.9%

$3,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$2,769,600

2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	2,218,566
5,215	Total Consumer Staples			4,988,166

	Education and Civic Organizations – 9.8%

1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,682,346

350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	408,902

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB–	1,051,290

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	566,240

830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB–	841,462

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	1,115,620

4,370	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA+	5,037,561

1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	2,008,674

3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,413,430

865	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	A1	962,070
15,195	Total Education and Civic Organizations			17,087,595

	Health Care – 11.6%

1,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	1,111,920

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA	490,415

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,357,125
365	5.000%, 1/15/42	1/22 at 100.00	AA	393,266

720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A1	811,886

1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	2,059,331

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	$1,380,250

	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A1	1,909,394
1,250	5.000%, 11/01/42	11/22 at 100.00	A1	1,333,813

2,295	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	2,517,684

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	3,745,764

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	2,155,360
18,310	Total Health Care			20,266,208

	Housing/Multifamily – 0.7%

1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	4/16 at 100.00	AA	1,201,500

	Tax Obligation/General – 27.4%

690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	805,064

1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa2	1,643,935

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	Aa1	715,143

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	864,632

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA	1,561,524

1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA–	1,686,453

2,660	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa1	2,778,663

370	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – FGIC Insured	No Opt. Call	AA+	431,749

4,000	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA	4,391,760

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,187,105

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa1	1,763,256

1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,290,167

1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	1,245,785

Nuveen Investments	49

Nuveen Michigan Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,500	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AAA	$1,765,725

840	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa1	880,774

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,205,609

1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	1,186,720

350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa1	394,002

	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	629,035
1,290	5.000%, 11/01/36	No Opt. Call	AA	1,459,042

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	524,890
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,260,852

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa2	982,640
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa2	982,015

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,243,880

2,715	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/36 – AGM Insured	5/17 at 100.00	Aa1	2,829,464

600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	704,142

1,915	South Haven Public Schools, Van Buren Couty, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,128,752

150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA	169,427

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	AA–	3,208,687

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	5,962,169
44,145	Total Tax Obligation/General			47,883,061

	Tax Obligation/Limited – 14.9%

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA–	3,875,253
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	AA–	3,124,187

1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,126,540

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
$825	5.000%, 10/01/19	No Opt. Call	AA–	$928,282
4,070	5.000%, 10/01/39	10/24 at 100.00	AA–	4,504,310

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
3,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	1,724,880
1,500	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	818,640
3,025	5.000%, 10/15/36 – NPFG Insured	10/16 at 100.00	Aa2	3,072,825

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	2,282,660

	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,183,845
700	5.000%, 11/15/36	11/21 at 100.00	AA+	801,675

685	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	831,755

1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,789,995
26,600	Total Tax Obligation/Limited			26,064,847

	Transportation – 2.5%

1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,133,380

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	No Opt. Call	A	2,178,420
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,100,920
4,000	Total Transportation			4,412,720

	U.S. Guaranteed – 10.0% (4)

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	Aa1 (4)	51,020

50	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	AAA	52,420

3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	3,593,640

10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	12,009

4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	3,427,680

935	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 5.000%, 10/15/36 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 100.00	Aa2 (4)	972,606

1,000	Michigan State Hospital FInance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+ (4)	1,164,630

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	Aaa	4,287,240

1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (4)	1,868,568

Nuveen Investments	51

Nuveen Michigan Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	$1,435,908

500	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	Aa1 (4)	530,965
16,335	Total U.S. Guaranteed			17,396,686

	Utilities – 7.8%

1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	2,156,606

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	AA–	189,973
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–	2,297,248

525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	No Opt. Call	AA–	597,670

	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
250	18.374%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	380,730
800	18.374%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,218,336

3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,200,580

2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	2,210,180

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,304,050
11,755	Total Utilities			13,555,373

	Water and Sewer – 10.6%

	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B:
125	5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	126,336
75	5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	AA–	75,802

35	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	7/34 at 100.00	A3	35,113

345	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003D. RMKTD, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	348,688

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	AA+	1,723,230
800	5.000%, 1/01/39	1/24 at 100.00	AA+	909,800

350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	AA+	400,382

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+	155,383
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+	3,744,650

	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,168,400
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,158,000

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	$2,194,700

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,664,400
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,345,148

365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA	419,776

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30	No Opt. Call	AAA	574,525

245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	2/16 at 100.00	AAA	245,970

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	1,076,500

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	AA–	541,295

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	552,310
16,705	Total Water and Sewer			18,460,408
$159,460	Total Long-Term Investments (cost $160,131,251)			171,316,564

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.4%

	MUNICIPAL BONDS – 0.4%

	Tax Obligation/Limited – 0.4%

$750	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Variable Rate Demand Obligations, Tender Option Bond Trust 302, 0.110%, 12/01/31 (6)	No Opt. Call	A–2	$750,000
$750	Total Short-Term Investments (cost $750,000)			750,000
	Total Investments (cost $160,881,251) – 98.6%			172,066,564
	Other Assets Less Liabilities – 1.4%			2,373,974
	Net Assets – 100%			$174,440,538

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen Missouri Municipal Bond Fund

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.3%

	MUNICIPAL BONDS – 100.3%

	Consumer Staples – 3.1%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	5/16 at 100.00	AA–	$3,005,760

8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	10,760,844
11,840	Total Consumer Staples			13,766,604

	Education and Civic Organizations – 12.3%

3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	3,105,480

1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,301,100

1,000	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA	1,029,660

1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,128,525

1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31	11/19 at 100.00	A–	1,753,619

3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,294,390

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
420	3.000%, 10/01/18	No Opt. Call	BBB–	429,122
575	3.500%, 10/01/22	No Opt. Call	BBB–	593,894
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB–	3,677,714

2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	2,554,306

3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	4,243,765

3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	4,060,301

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,084,440

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	1,668,000

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
2,500	6.500%, 10/01/30	10/18 at 103.00	BBB–	2,788,925
1,300	6.500%, 10/01/35	10/18 at 103.00	BBB–	1,437,917

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
$1,500	5.000%, 10/01/38 (WI/DD, Settling 12/01/15)	10/25 at 100.00	AA–	$1,709,880
3,000	4.000%, 10/01/42 (WI/DD, Settling 12/01/15)	10/25 at 100.00	AA–	3,051,180

3,475	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	3,776,630

6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	7,484,598

2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	2,611,488

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/18 at 100.00	N/R	991,740

860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A1	879,307
50,195	Total Education and Civic Organizations			54,655,981

	Health Care – 22.8%

2,005	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	2,216,126

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23	6/19 at 100.00	AA–	280,262
200	5.125%, 6/01/24	6/19 at 100.00	AA–	222,916
500	5.500%, 6/01/29	6/19 at 100.00	AA–	559,635
4,170	5.750%, 6/01/39	6/19 at 100.00	AA–	4,647,048

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
705	3.375%, 6/01/28	6/22 at 100.00	AA–	713,883
4,000	5.000%, 6/01/33	6/22 at 100.00	AA–	4,366,920

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	B	1,423,442
3,030	5.000%, 6/01/36	6/17 at 100.00	B	2,765,178

	Cass County, Missouri, Hospital Revenue Bonds, Series 2007:
2,500	5.500%, 5/01/27	11/16 at 100.00	BBB–	2,529,325
6,020	5.625%, 5/01/38	11/16 at 100.00	BBB–	6,075,504

1,090	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	1,120,618

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,264,700
4,995	5.000%, 12/01/37	12/17 at 100.00	N/R	5,041,353

	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB–	1,189,754
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB–	1,062,680

800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	880,528

Nuveen Investments	55

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	BBB+	$1,707,560

2,810	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	3,090,354

1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,124,290

2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	2,409,329

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,445	5.000%, 11/15/44	11/23 at 100.00	A2	1,584,414
2,955	5.000%, 11/15/48	11/23 at 100.00	A2	3,233,656

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
2,200	5.000%, 11/15/32	11/25 at 100.00	A2	2,512,202
1,500	5.000%, 11/15/39	11/25 at 100.00	A2	1,673,745

3,035	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	3,270,212

1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony’s Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	A	1,102,680

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,262,900

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2015B:
500	3.500%, 12/01/32	No Opt. Call	A+	497,145
2,000	5.000%, 12/01/33	No Opt. Call	A+	2,264,080
1,000	3.625%, 12/01/34	No Opt. Call	A+	995,240

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31	6/24 at 100.00	AA–	2,292,580

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke’s Health System, Series 2003B, 5.500%, 11/15/32 – AGM Insured	11/18 at 100.00	AA	2,227,940

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke’s Health System, Series 2010A:
550	5.250%, 11/15/25	11/20 at 100.00	A+	631,807
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,825,598
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,091,980

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,845	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,791,403
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	2,612,908
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	3,375,808

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36	6/18 at 100.00	AA–	1,055,800

	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA–	1,654,050
3,040	5.000%, 6/01/34	6/20 at 100.00	AA–	3,325,122

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,455	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	$1,587,405

1,000	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2005, 5.625%, 12/01/35	12/15 at 100.00	BBB–	1,002,120

4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	5,398,580

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,332,448
2,345	5.000%, 11/15/27	11/16 at 100.00	N/R	2,354,192
2,600	5.000%, 11/15/35	11/16 at 100.00	N/R	2,601,014
96,295	Total Health Care			101,248,434

	Housing/Multifamily – 0.5%

1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	1,362,511

1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,050,150
2,290	Total Housing/Multifamily			2,412,661

	Housing/Single Family – 0.3%

370	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	373,744

100	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	101,354

60	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	61,289

1,000	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	1,011,050
1,530	Total Housing/Single Family			1,547,437

	Industrials – 0.4%

	Kennett Industrial Development Authority, Missouri, Revenue Bonds, Manac Trailers USA Inc Project, Series 2007:
1,470	4.250%, 3/01/22 (Alternative Minimum Tax)	3/16 at 100.00	Baa1	1,443,643
500	4.250%, 3/01/24 (Alternative Minimum Tax)	3/16 at 100.00	Baa1	485,825
1,970	Total Industrials			1,929,468

	Long-Term Care – 6.9%

750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	752,017

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
430	5.500%, 5/15/17	No Opt. Call	BBB–	446,783
2,000	5.750%, 5/15/31	5/17 at 100.00	BBB–	2,042,220

Nuveen Investments	57

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
$1,500	5.125%, 8/15/26	8/17 at 100.00	BBB–	$1,547,685
2,525	5.125%, 8/15/32	8/17 at 100.00	BBB–	2,582,848

2,000	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	No Opt. Call	BBB–	2,057,560

1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	1,748,354

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,125,768
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB+	3,018,510

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB+	1,578,465

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A:
365	4.875%, 2/01/18	2/17 at 100.00	BBB+	378,801
2,000	4.875%, 2/01/37	2/17 at 100.00	BBB+	2,019,580

850	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	871,216

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	No Opt. Call	A–	589,798
1,690	5.000%, 9/01/42	9/22 at 100.00	A–	1,783,406

2,570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	2,902,018

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
700	5.375%, 9/01/21	9/17 at 100.00	BBB–	722,428
4,100	5.500%, 9/01/28	9/17 at 100.00	BBB–	4,190,159

350	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	353,136
29,280	Total Long-Term Care			30,710,752

	Tax Obligation/General – 12.5%

1,000	Belton School District 124, Cass County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2012, 4.000%, 3/01/28 – NPFG Insured	3/20 at 100.00	AA+	1,052,760

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	AA–	1,276,050
1,245	5.000%, 3/01/30	3/21 at 100.00	AA–	1,411,295
1,010	4.750%, 3/01/31	3/21 at 100.00	AA–	1,103,475

850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA–	934,226

	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012:
1,670	4.000%, 3/01/27 – AGM Insured	3/22 at 100.00	A+	1,769,749
2,000	4.375%, 3/01/32	3/22 at 100.00	A+	2,136,820

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 3/01/33	3/22 at 100.00	AA–	$1,130,860

3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA–	3,927,494

3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,173,520

	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,623,720
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,074,100

2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,285,500

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,494,129

1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,161,870

2,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA	2,184,480

500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA	576,180

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,076,390

5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	No Opt. Call	AA	5,707,900

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA	2,022,900

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,015	5.250%, 3/01/25 – AGM Insured	3/17 at 100.00	AA	1,069,668
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA	1,124,324
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA	656,087

1,250	Nixa Reorganized School District R 02, Christian County, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	1,265,225

500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	537,050

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,340,775

1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA–	1,144,420

1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,568,160

200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA–	215,134

1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,365,780

Nuveen Investments	59

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25	4/21 at 100.00	AA+	$2,736,575

	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,149,120
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,146,280

5,000	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	3,089,800
53,055	Total Tax Obligation/General			55,531,816

	Tax Obligation/Limited – 18.3%

	Belton, Missouri, Certificates of Participation, Series 2007:
600	4.375%, 3/01/19 – NPFG Insured	3/17 at 100.00	A3	617,101
250	4.500%, 3/01/22 – NPFG Insured	3/17 at 100.00	A3	255,708

375	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A+	402,900

4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,666,295

2,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	2,006,880

1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,116,785

365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	392,360

500	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	515,865

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,461,653

530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	575,617

1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B–1, 5.000%, 1/01/42	1/22 at 100.00	A	1,990,378

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	4,045,265
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,682,682

	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
340	4.375%, 11/01/17	2/16 at 100.00	A+	340,745
715	4.500%, 11/01/22	2/16 at 100.00	A+	716,094

1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB+	2,095,920

	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BBB+	865,797
885	5.000%, 3/01/38	3/23 at 100.00	BBB+	931,640

925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	1,017,417

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	$1,259,712

2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B–1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	1,354,380

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	2,547,573

1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	1,985,235

1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA–	1,176,526

839	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	No Opt. Call	N/R	794,119

1,159	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	No Opt. Call	N/R	173,120

	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,195	5.750%, 6/01/35	6/25 at 100.00	N/R	1,197,593
785	6.000%, 6/01/46	6/25 at 100.00	N/R	789,600

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2007E, 5.125%, 4/01/25	4/17 at 100.00	A–	1,028,550

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A+	1,132,410

1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,017,180

1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	1,104,400

180	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/16 at 100.00	AA–	180,790

1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,044,170

3,955	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	N/R	3,902,043

990	Pevely, Missouri, Neighborhood Improvement District Bonds, Southern Heights Project, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/16 at 100.00	AA	992,079

570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	No Opt. Call	BBB	587,453

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
15,780	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	3,036,072
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	1,612,142

540	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	567,896

1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,031,070

1,700	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	1,731,739

Nuveen Investments	61

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44	7/24 at 100.00	N/R	$254,260

1,000	Saint Louis County Industrial Development Authority, Missouri, Transporation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32	3/22 at 100.00	N/R	996,400

1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,992,150

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	691,150
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	656,990
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	623,190
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	592,790

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	12/15 at 100.00	Aa3	1,952,605

4,300	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	4,459,401

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	2/16 at 100.00	N/R	660,218
1,600	5.500%, 11/01/27	2/16 at 100.00	N/R	1,600,592

1,850	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	2/16 at 100.00	N/R	1,851,943

1,595	Texas County, Missouri, Certificates of Participation, Justice Center Project, Series 2006, 4.500%, 12/01/25 – AGC Insured	12/16 at 100.00	AA	1,653,170

	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	Aa3	1,720,570
600	3.500%, 4/01/32	4/24 at 100.00	Aa3	603,870
100,583	Total Tax Obligation/Limited			81,252,253

	Transportation – 3.1%

665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	756,896

2,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A–	2,283,760

3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	3,738,385

3,210	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,572,602

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
1,035	5.000%, 7/01/20 – AGM Insured	7/17 at 100.00	AA	1,100,557
2,000	5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA	2,125,700
12,410	Total Transportation			13,577,900

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 9.3% (4)

	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005:
$1,290	5.250%, 3/01/21 (Pre-refunded 3/01/16) – NPFG Insured	3/16 at 100.00	AA– (4)	$1,306,448
1,000	5.250%, 3/01/26 (Pre-refunded 3/01/16) – NPFG Insured	3/16 at 100.00	AA– (4)	1,012,750

1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	1,670,640

	Columbia, Missouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
400	5.000%, 10/01/21 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	431,396
500	5.125%, 10/01/30 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	540,385

1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	1,081,790

1,935	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22 (Pre-refunded 3/01/16)	3/16 at 100.00	BBB+ (4)	1,947,984

	Hazelwood School District, St Louis County, Missouri, Certificates of Participation, Energy Improvements Project, Series 2006:
515	4.500%, 3/01/17 (Pre-refunded 3/01/16)	3/16 at 100.00	A+ (4)	520,577
445	4.500%, 3/01/18 (Pre-refunded 3/01/16)	3/16 at 100.00	A+ (4)	449,819

3,000	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 5.000%, 12/01/28 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	3,137,790

1,025	Kansas City Metropolitan Junior College District Certificates of Participation, Missouri, Series 2008, 4.500%, 7/01/21 (Pre-refunded 7/01/17)	7/17 at 100.00	Aa2 (4)	1,087,084

665	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18 (ETM)	No Opt. Call	N/R (4)	703,922

500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2008A, 5.750%, 5/01/38 (Pre-refunded 5/01/17)	5/17 at 100.00	AAA	532,730

1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17 (ETM)	No Opt. Call	Baa2 (4)	1,281,293

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	983,770
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,632,492
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,098,371

5,820	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39 (Pre-refunded 11/15/18)	11/18 at 100.00	N/R (4)	6,585,621

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project Series 2006A, 5.000%, 1/01/28 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	A2 (4)	1,004,190

2,025	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	2,329,580

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006:
405	5.000%, 1/01/17 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	406,697
4,720	5.000%, 1/01/34 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	4,739,777

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 (Pre-refunded 4/01/17) – SYNCORA GTY Insured	4/17 at 100.00	A+ (4)	2,741,774

Nuveen Investments	63

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Saint Joseph Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Sewerage System Improvements Project, Series 2007:
$500	4.750%, 4/01/20 (Pre-refunded 4/01/17)	4/17 at 100.00	A+ (4)	$527,465
390	4.750%, 4/01/21 (Pre-refunded 4/01/17)	4/17 at 100.00	A+ (4)	411,423

1,950	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	12/15 at 100.00	N/R (4)	2,299,323
39,545	Total U.S. Guaranteed			41,465,091

	Utilities – 5.3%

425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	486,395

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (5)	12/16 at 100.00	AA+	3,008,882

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,765,597
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,997,208

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,885	5.000%, 1/01/32	1/25 at 100.00	A	3,289,131
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,644,546

2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35 (WI/DD, Settling 12/17/15)	1/26 at 100.00	A	2,549,750

	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32	1/21 at 100.00	A2	2,404,974
2,000	5.000%, 1/01/37	1/21 at 100.00	A2	2,168,660

2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/31	8/25 at 100.00	AA+	2,161,480
21,480	Total Utilities			23,476,623

	Water and Sewer – 5.5%

725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	744,227

3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,148,170

1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,502,054

745	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010, 4.125%, 12/01/24	12/17 at 100.00	AA–	787,726

2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,208,740

500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	553,000

1,500	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Refunding Series 2009, 6.750%, 6/15/35	6/16 at 100.00	A–	1,523,670

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$4,665	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	$5,264,079

2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,264,980

470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	1/16 at 100.00	Aaa	471,918

50	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	1/16 at 100.00	Aaa	50,190

1,000	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	1,127,690

2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	2,111,855

1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA	1,542,585

590	Taney County Public Water Supply District 3, Missouri, Certificates of Participation, Refundind Series 2010, 4.500%, 7/01/25	1/16 at 100.00	A+	596,685

395	Warrenton, Missouri, Waterworks & Sewer System Revenue Bonds, Series 2014, 3.375%, 7/01/28 – BAM Insured	7/23 at 100.00	AA	405,519
22,580	Total Water and Sewer			24,303,088
$443,053	Total Long-Term Investments (cost $416,790,321)			445,878,108
	Floating Rate Obligations – (0.5)%			(2,225,000)
	Other Assets Less Liabilities – 0.2%			961,819
	Net Assets – 100%			$444,614,927

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, In- verse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	65

Nuveen Ohio Municipal Bond Fund

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.5%

	MUNICIPAL BONDS – 96.5%

	Consumer Staples – 3.1%

$250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	Aaa	$254,703

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
17,315	5.125%, 6/01/24	6/17 at 100.00	B–	15,518,049
1,000	5.875%, 6/01/47	6/17 at 100.00	B	867,150
18,565	Total Consumer Staples			16,639,902

	Education and Civic Organizations – 7.0%

	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation – University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,500,616
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	3,016,447

2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,895,833

1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,217,542

185	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	188,817

750	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	844,425

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 5.000%, 4/01/19	4/16 at 100.00	A3	1,010,780

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Mount Union College, Series 2006, 5.000%, 10/01/31	10/16 at 100.00	Baa1	1,014,520

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,319,744
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,142,300

645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A	712,918

1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 1144, 17.162%, 12/01/43 (IF) (4)	12/22 at 100.00	A	1,784,200

500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A–	553,020

2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A+	2,798,750

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,954,330

	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,633,616
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,754,050

500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	548,915

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	$1,116,110

1,030	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	1,059,602

1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,009,780
33,595	Total Education and Civic Organizations			38,076,315

	Health Care – 19.3%

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
250	5.000%, 6/01/38	6/20 at 100.00	AA–	274,560
3,050	5.250%, 6/01/38	6/20 at 100.00	AA–	3,396,846

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	A	870,600
4,140	5.500%, 11/01/40	11/20 at 100.00	A	4,748,663

850	Butler County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	No Opt. Call	A	950,997

1,600	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	1,705,936

5,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	AA+	5,590,850

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34	11/19 at 100.00	Aa2	3,311,370
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,328,650

3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2008A, 5.000%, 11/01/40	11/18 at 100.00	Aa2	3,409,850

10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	11,386,650

470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	550,986

120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	131,996

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38	11/18 at 100.00	AA	430,120
305	5.125%, 11/15/40	11/18 at 100.00	AA	328,415

3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,874,003

2,530	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	2,573,516

930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,009,255

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	AA–	7,712,950

750	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	A+	803,175

Nuveen Investments	67

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	5/16 at 100.00	A+	$2,274,540

2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	2,055,880

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	2,734,051

11,150	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	12,583,667

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105:
5,625	19.828%, 1/01/33 (IF)	1/19 at 100.00	Aa2	8,518,050
700	19.828%, 7/01/36 (IF)	1/18 at 100.00	Aa2	934,556

	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,465	5.000%, 1/15/28	1/23 at 100.00	A	1,658,145
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,941,823

	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28	12/18 at 100.00	A–	553,685
1,305	5.750%, 12/01/35	12/18 at 100.00	A–	1,446,123

800	Scioto County, Ohio, Hospital Facilities Refunding Revenue Bonds, Southern Ohio Medical Center, Series 2008, 5.750%, 2/15/38	2/18 at 100.00	A2	861,944

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,500	5.000%, 12/01/37	No Opt. Call	Baa2	3,645,705
5,500	5.000%, 12/01/42	No Opt. Call	Baa2	5,708,780
92,550	Total Health Care			104,306,337

	Housing/Multifamily – 1.6%

500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC – Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB–	537,540

830	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	5/16 at 100.00	N/R	732,973

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,900,719

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aa1	2,260,586

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,103,710
8,310	Total Housing/Multifamily			8,535,528

	Housing/Single Family – 0.1%

480	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	503,165

	Industrials – 1.6%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/16 at 100.00	BBB+	504,185

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	2,553,180

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
$1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	$1,635,842
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,845,394

1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	1,987,264
8,700	Total Industrials			8,525,865

	Long-Term Care – 1.1%

800	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2005A, 5.000%, 7/01/26	1/16 at 100.00	BBB–	800,776

1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	1,625,807

400	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	408,756

3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	3,409,067
5,785	Total Long-Term Care			6,244,406

	Tax Obligation/General – 10.8%

1,200	Adams County-Ohio Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995, 7.000%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	1,200,204

330	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	330,050

1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	651,714

	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Classroom Facilities Construction and Improvement, Refunding Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	AA+	619,316
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	AA+	481,680

300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement, Refunding Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	347,436

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,075,660

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	689,190

845	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	AAA	898,826

	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
1,000	5.000%, 12/01/23	No Opt. Call	Aaa	1,240,230
450	5.000%, 12/01/24	No Opt. Call	Aaa	565,637

6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	7,388,220

4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	5,108,912

1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,158,870

	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	300,060
850	0.000%, 12/01/30	No Opt. Call	Aa2	486,651

Nuveen Investments	69

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38	1/22 at 100.00	AA	$1,118,980

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	6/19 at 100.00	Aa2	1,940,540
1,100	5.125%, 12/01/36	6/19 at 100.00	Aa2	1,215,731

1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	743,932

755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	859,016

1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,946,880

285	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	316,977

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/18 at 100.00	A3	1,153,290

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	AA	2,596,675

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	854,180

1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Application Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA–	816,080

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Baa1	1,477,115

275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	305,558

1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aa1	1,822,481

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	A1	599,054

925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	814,240

2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,387,520

1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,172,810

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,642,440

	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33	12/22 at 100.00	AA–	667,187
1,305	5.000%, 12/01/42	12/22 at 100.00	AA–	1,415,520

1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	1,932,232

3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	4,204,303

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquisition & Improvement Series 2010, 5.250%, 12/01/37	12/20 at 100.00	Aa1	856,562

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA	531,130

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA	$2,194,300
53,095	Total Tax Obligation/General			58,127,389

	Tax Obligation/Limited – 21.3%

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
950	5.000%, 12/01/25	12/16 at 102.00	N/R	981,246
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,197,655
650	5.000%, 12/01/35	12/16 at 102.00	N/R	664,346

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	2/16 at 100.00	Aa3	1,153,990

	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27	10/23 at 100.00	AA	1,151,716
1,150	5.000%, 10/01/30	10/23 at 100.00	AA	1,317,279
1,205	5.000%, 10/01/31	10/23 at 100.00	AA	1,374,845

3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA	3,402,660

2,125	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	2/16 at 100.00	AA	2,130,780

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,547,154
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	1,812,099

	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	506,145
685	5.000%, 12/01/32	12/19 at 100.00	BBB	698,426
555	5.000%, 12/01/36	12/19 at 100.00	BBB	563,436

	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	Aa2	3,111,161
3,250	5.000%, 12/01/27	12/20 at 100.00	Aa2	3,682,802

	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2014:
1,000	5.000%, 12/01/28	12/24 at 100.00	AAA	1,202,580
1,810	5.000%, 12/01/32	12/24 at 100.00	AAA	2,132,832
1,585	5.000%, 12/01/33	12/24 at 100.00	AAA	1,860,790
1,385	5.000%, 12/01/34	12/24 at 100.00	AAA	1,618,788
1,055	5.000%, 12/01/35	12/24 at 100.00	AAA	1,228,526

1,700	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,850,773

2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,392,672

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
245	5.000%, 12/01/26	12/17 at 100.00	Aaa	263,015
210	5.000%, 12/01/27	12/17 at 100.00	Aaa	225,095

10,345	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aaa	11,808,921

1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AAA	2,077,888

Nuveen Investments	71

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
$1,050	5.000%, 12/01/32	12/25 at 100.00	AAA	$1,248,292
1,105	5.000%, 12/01/33	12/25 at 100.00	AAA	1,308,397

5,800	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	6,013,324

	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A+	353,765
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A+	2,158,233
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,144,518

	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A+	1,414,865
5,375	5.000%, 12/01/31	12/21 at 100.00	A+	5,986,514

26,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	29,868,489

	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	306,018
855	0.000%, 9/01/28	No Opt. Call	Aa2	578,151
2,635	5.000%, 9/01/31	9/19 at 100.00	Aa2	2,921,372

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,197,720

1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	A1	1,273,657

2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	No Opt. Call	AA	2,069,080

400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	425,556

	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,672,412
800	5.000%, 12/01/24	12/22 at 100.00	AA+	948,440
105,535	Total Tax Obligation/Limited			114,846,423

	Transportation – 8.8%

	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29	No Opt. Call	A–	7,699,720
1,000	5.000%, 1/01/30	1/22 at 100.00	A–	1,096,480
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	3,827,085

1,000	Columbus Regional Airport Authority, Ohio, Revenue Bonds, Refunding Series 2007, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	AA–	1,043,090

	Ohio State Treasurer, Tax-Exempt Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015:
3,500	5.000%, 12/31/35 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,885,070
3,000	5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,307,080
7,725	5.000%, 6/30/53 (Alternative Minimum Tax)	6/25 at 100.00	A–	8,281,972

11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	13,834,480

2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,791,212

4,025	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2, 0.000%, 2/15/37	No Opt. Call	A+	1,679,109
44,150	Total Transportation			47,445,298

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 7.8% (5)

	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
$945	5.000%, 2/15/31 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	$1,030,173
4,705	5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	5,154,751

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (5)	1,136,110

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	4,721,299

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
1,970	5.000%, 12/01/26 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	2,137,627
1,790	5.000%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	1,942,311

3,160	Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/28 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	3,428,884

400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – NPFG Insured	12/17 at 100.00	AA+ (5)	434,036

1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 (Pre-refunded 12/01/17) – AMBAC Insured	12/17 at 100.00	Aa1 (5)	1,090,050

930	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Improvement Series 2006A, 5.000%, 12/01/26 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	AA+ (5)	972,827

1,000	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.375%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,130,320

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 (Pre-refunded 6/01/17) – CIFG Insured	6/17 at 100.00	A+(5)	2,661,775

630	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (5)	708,555

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (5)	1,871,780

1,260	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – SYNCORA GTY Insured	12/16 at 100.00	N/R (5)	1,320,266

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (5)	1,065,210

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa3 (5)	1,126,630

1,415	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (5)	1,453,276

405	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	412,395

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	583,265

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 (Pre-refunded 6/01/17) – SYNCORA GTY Insured	6/17 at 100.00	A+ (5)	1,065,210

3,235	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (5)	3,384,522

Nuveen Investments	73

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Series 2008, 5.000%, 12/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	Aa2 (5)	$660,300

1,300	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 (Pre-refunded 6/01/17) – AGC Insured	6/17 at 100.00	AA (5)	1,389,622

	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
690	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	786,876
310	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa3 (5)	353,524
38,855	Total U.S. Guaranteed			42,021,594

	Utilities – 3.3%

	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
55	5.000%, 2/15/31	2/18 at 100.00	A1	59,045
295	5.250%, 2/15/43	2/18 at 100.00	A1	316,889

1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,664,895

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	AA–	2,251,737
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	AA–	2,155,820
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	AA–	2,814,525

2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	Baa1	3,087,644

500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	546,080

4,420	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,929,759
23,810	Total Utilities			17,826,394

	Water and Sewer – 10.7%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	A3	1,504,453

1,730	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	2,020,796

	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A:
1,500	5.000%, 1/01/24	1/22 at 100.00	Aa2	1,766,985
775	5.000%, 1/01/26	1/22 at 100.00	Aa2	905,177
1,000	5.000%, 1/01/27	1/22 at 100.00	Aa2	1,163,610

10,225	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	11,326,232

2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,841,374

450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	492,768

1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,985,723

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006:
$495	5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–	$517,567
130	4.750%, 12/01/46 – SYNCORA GTY Insured	12/16 at 100.00	A–	134,273

5,600	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–	5,935,440

865	Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	923,534

8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA+	9,634,495

3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 18.203%, 3/01/21 (IF)	No Opt. Call	AA+	4,748,750

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,590,081
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,667,473

5,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	6,121,769

2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,353,385
49,780	Total Water and Sewer			57,633,885
$483,210	Total Long-Term Investments (cost $485,800,721)			520,732,501
	Other Assets Less Liabilities – 3.5%			18,967,266
	Net Assets – 100%			$539,699,767

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	75

Nuveen Wisconsin Municipal Bond Fund

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.1%

	MUNICIPAL BONDS – 98.1%

	Consumer Staples – 0.9%

$875	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	B	$869,374

	Education and Civic Organizations – 4.0%

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
300	5.000%, 10/01/28	10/19 at 100.00	AAA	338,136
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,131,080

1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc. Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BBB–	1,114,140

1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,369,316
3,600	Total Education and Civic Organizations			3,952,672

	Health Care – 19.2%

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29	2/19 at 100.00	A3	1,259,779
2,550	5.875%, 2/15/39	2/19 at 100.00	A3	2,790,516

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	A+	1,105,130

810	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB–	868,490

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
250	5.000%, 12/01/23	No Opt. Call	A+	297,320
1,500	4.000%, 12/01/35	6/24 at 100.00	A+	1,537,530

1,230	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB–	1,244,219

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118:
250	13.969%, 10/01/20 (IF) (4)	No Opt. Call	AA–	269,750
1,000	17.948%, 4/01/29 (IF) (4)	4/19 at 100.00	AA–	1,304,720

665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22	No Opt. Call	A	769,585

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	A–	1,005,410

890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	968,275

1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	1,492,168

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	$1,100,480

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/19	8/16 at 100.00	A–	2,060,200

1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB	1,089,880
17,645	Total Health Care			19,163,452

	Housing/Multifamily – 8.6%

2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,070,480

1,750	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB–	1,808,415

1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,486,702

2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds, Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	No Opt. Call	A	2,176,140

970	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	974,171
8,100	Total Housing/Multifamily			8,515,908

	Housing/Single Family – 2.4%

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,000	4.900%, 11/01/35	5/16 at 100.00	AA	1,000,980
1,375	4.900%, 11/01/35 – AMBAC Insured	5/16 at 100.00	AA	1,382,068
2,375	Total Housing/Single Family			2,383,048

	Long-Term Care – 9.3%

1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,041,670

500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc. Project, Refunding Series 2015A, 4.450%, 3/01/30	3/20 at 101.00	N/R	509,825

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	BBB+	1,883,297

1,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	1,744,397

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,011,520

2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,046,080
8,900	Total Long-Term Care			9,236,789

	Materials – 1.4%

1,385	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,432,173

Nuveen Investments	77

Nuveen Wisconsin Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 36.4%

$650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	$683,091

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,055,890
500	3.700%, 9/01/21	9/18 at 100.00	A1	522,825

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2012:
100	1.850%, 9/01/18	No Opt. Call	A1	101,494
500	2.750%, 9/01/22	9/20 at 100.00	A1	514,845

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,102,870
440	5.125%, 1/01/42	1/22 at 100.00	A	477,871

1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,275,837

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A1	687,798

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,340,846

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
500	4.625%, 12/01/28	12/18 at 100.00	A1	540,345
1,000	4.750%, 12/01/32	12/18 at 100.00	A1	1,082,210

	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
785	5.500%, 2/01/21	No Opt. Call	AA–	869,537
2,500	6.500%, 2/01/31	2/19 at 102.00	AA–	2,869,325

500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Ca	446,310

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A2	412,164
300	4.350%, 3/01/22	3/17 at 100.00	A2	307,695
280	4.500%, 3/01/24	3/17 at 100.00	A2	286,762
520	4.600%, 3/01/27	3/17 at 100.00	A2	531,575

1,935	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–	2,356,753

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R	1,244,668

2,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	2,478,082

1,145	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,255,802

240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	270,523

	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A:
1,000	5.250%, 10/01/21	2/16 at 100.00	A2	1,003,010
1,230	4.700%, 10/01/21	1/16 at 100.00	A2	1,233,715

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	2/16 at 100.00	A2	$1,002,170

	Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Refunding Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	Baa1	825,011
2,170	5.000%, 12/15/28	12/22 at 100.00	Baa1	2,433,894

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	3,493,972
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	1,018,771

	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A:
2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,382,905
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,149,612
35,005	Total Tax Obligation/Limited			36,258,178

	Transportation – 2.7%

500	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	529,840

610	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	667,840

1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,047,460

355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	393,894
2,465	Total Transportation			2,639,034

	U.S. Guaranteed – 8.2% (5)

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	1,227,800

	Guam Government, General Obligation Bonds, Series 2007A:
1,000	5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (5)	1,083,540
500	5.125%, 11/15/27 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (5)	542,985

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
900	5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,019,484
1,220	5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,462,731

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25 (Pre-refunded 8/01/16)	8/16 at 100.00	A1 (5)	1,339,022

290	Winnebago County Housing Authority, Wisconsin, Housing Revenue Bonds, Group Home III Project, Series 1992A, 7.125%, 3/01/22 (Pre-refunded 3/01/16)	3/16 at 100.00	N/R (5)	295,011

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	1,228,150
7,215	Total U.S. Guaranteed			8,198,723

	Utilities – 2.8%

1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,610,455

1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	BB+	1,206,672
2,575	Total Utilities			2,817,127

Nuveen Investments	79

Nuveen Wisconsin Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 2.2%

$1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	$1,096,390

1,000	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	1,128,660
2,000	Total Water and Sewer			2,225,050
$92,140	Total Long-Term Investments (cost $91,444,160)			97,691,528
	Other Assets Less Liabilities – 1.9%			1,865,020
	Net Assets – 100%			$99,556,548

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

80	Nuveen Investments

Statement of

Assets and Liabilities	November 30, 2015 (Unaudited)

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $196,358,741, $344,800,751, $160,131,251, $416,790,321, $485,800,721 and $91,444,160, respectively)	$210,944,074	$369,771,604	$171,316,564	$445,878,108	$520,732,501	$97,691,528
Short-term investments, at value (cost approximates value)	2,000,000	1,000,000	750,000	—	—	—
Cash	4,570,181	4,077,554	718,557	3,828,769	6,003,388	1,646,372
Receivable for:
Interest	2,482,225	5,520,609	1,956,123	5,205,857	9,128,506	1,414,214
Investments sold	663,804	—	—	10,130	10,425,195	5,000
Shares sold	166,406	294,328	186,053	416,993	1,113,944	454,710
Other assets	4,040	79,784	47,122	40,446	98,335	8,377
Total assets	220,830,730	380,743,879	174,974,419	455,380,303	547,501,869	101,220,201
Liabilities
Floating rate obligations	9,420,000	5,650,000	—	2,225,000	—	—
Payable for:
Dividends	113,155	160,089	136,524	518,720	473,400	73,794
Investments purchased	—	—	—	7,222,935	6,123,161	1,243,510
Shares redeemed	206,832	515,806	190,363	428,401	673,161	243,918
Accrued expenses:
Management fees	87,208	153,507	72,608	185,693	219,784	41,580
Trustees fees	732	78,398	41,515	37,732	98,056	351
12b-1 distribution and service fees	53,359	80,255	35,097	59,693	89,323	19,229
Other	57,807	84,177	57,774	87,202	125,217	41,271
Total liabilities	9,939,093	6,722,232	533,881	10,765,376	7,802,102	1,663,653
Net assets	$210,891,637	$374,021,647	$174,440,538	$444,614,927	$539,699,767	$99,556,548
Class A Shares
Net assets	$133,913,958	$296,473,110	$109,435,701	$206,595,184	$291,089,337	$53,822,830
Shares outstanding	12,200,724	26,642,735	9,377,298	18,166,270	25,125,082	4,974,682
Net asset value (“NAV”) per share	$10.98	$11.13	$11.67	$11.37	$11.59	$10.82
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.46	$11.62	$12.18	$11.87	$12.10	$11.29
Class C Shares
Net assets	$7,545,942	$4,945,066	$5,398,570	$8,607,936	$8,900,880	$3,205,412
Shares outstanding	688,787	444,610	463,753	759,641	772,127	296,189
NAV and offering price per share	$10.96	$11.12	$11.64	$11.33	$11.53	$10.82
Class C2 Shares
Net assets	$41,801,638	$45,433,208	$21,172,454	$27,874,691	$57,185,044	$12,815,113
Shares outstanding	3,813,312	4,083,796	1,817,820	2,457,780	4,952,647	1,183,859
NAV and offering price per share	$10.96	$11.13	$11.65	$11.34	$11.55	$10.82
Class I Shares
Net assets	$27,630,099	$27,170,263	$38,433,813	$201,537,116	$182,524,506	$29,713,193
Shares outstanding	2,506,861	2,442,112	3,296,374	17,732,502	15,805,253	2,739,519
NAV and offering price per share	$11.02	$11.13	$11.66	$11.37	$11.55	$10.85
Net assets consist of:
Capital paid-in	$200,741,754	$356,359,630	$162,611,484	$420,181,681	$508,331,832	$97,446,543
Undistributed (Over-distribution of) net investment income	1,043,278	755,005	150,603	1,266,967	754,102	181,985
Accumulated net realized gain (loss)	(5,478,728)	(8,063,841)	493,138	(5,921,508)	(4,317,947)	(4,319,348)
Net unrealized appreciation (depreciation)	14,585,333	24,970,853	11,185,313	29,087,787	34,931,780	6,247,368
Net assets	$210,891,637	$374,021,647	$174,440,538	$444,614,927	$539,699,767	$99,556,548
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of

Operations	Six Months Ended November 30, 2015 (Unaudited)

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$4,695,346	$8,376,247	$3,650,017	$9,880,699	$11,524,703	$2,210,107
Expenses
Management fees	525,438	934,429	435,786	1,123,260	1,332,197	253,063
12b-1 service fees – Class A Shares	131,405	295,455	107,355	206,629	287,342	53,661
12b-1 distribution and service fees – Class C Shares	32,828	21,292	21,995	36,388	36,406	14,110
12b-1 distribution and service fees – Class C2 Shares	157,505	171,927	80,985	108,012	217,651	48,930
Interest expense	27,328	14,816	—	2,386	—	—
Shareholder servicing agent fees	39,196	60,076	39,465	62,679	113,370	21,806
Custodian fees	21,706	30,213	20,774	36,724	39,515	16,628
Directors fees	2,603	4,696	2,163	5,563	6,723	1,241
Professional fees	22,423	30,064	19,645	28,581	35,393	16,735
Shareholder reporting expenses	12,314	17,734	12,326	14,733	25,891	7,009
Federal and state registration fees	4,233	4,373	5,894	6,326	4,887	7,644
Other	5,735	7,522	4,303	8,891	11,217	3,616
Total expenses	982,714	1,592,597	750,691	1,640,172	2,110,592	444,443
Net Investment Income (loss)	3,712,632	6,783,650	2,899,326	8,240,527	9,414,111	1,765,664
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(109,324)	407,671	(39,581)	159,861	58,010	(335,260)
Swaps	—	51,231	38,550	—	123,332	—
Change in net unrealized appreciation (depreciation) of:
Investments	556,116	804,040	1,506,975	2,464,862	3,313,737	664,685
Swaps	—	(44,037)	(32,917)	—	(105,104)	—
Net realized and unrealized gain (loss)	446,792	1,218,905	1,473,027	2,624,723	3,389,975	329,425
Net increase (decrease) in net assets from operations	$4,159,424	$8,002,555	$4,372,353	$10,865,250	$12,804,086	$2,095,089

See accompanying notes to financial statements.

82	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Kansas		Kentucky
	Six Months Ended 11/30/15	Year Ended 5/31/15	Six Months Ended 11/30/15	Year Ended 5/31/15
Operations
Net investment income (loss)	$3,712,632	$7,369,583	$6,783,650	$13,580,707
Net realized gain (loss) from:
Investments	(109,324)	1,113,447	407,671	(22,551)
Swaps	—	—	51,231	(46,495)
Change in net unrealized appreciation (depreciation) of:
Investments	556,116	323,835	804,040	(1,232,998)
Swaps	—	—	(44,037)	44,037
Net increase (decrease) in net assets from operations	4,159,424	8,806,865	8,002,555	12,322,700
Distributions to Shareholders
From net investment income:
Class A Shares	(2,414,753)	(4,876,379)	(5,358,853)	(10,846,440)
Class C Shares	(95,455)	(91,754)	(59,770)	(63,459)
Class C2 Shares	(657,984)	(1,470,757)	(707,948)	(1,537,020)
Class I Shares	(508,153)	(826,726)	(511,210)	(810,385)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,676,345)	(7,265,616)	(6,637,781)	(13,257,304)
Fund Share Transactions
Proceeds from sale of shares	12,691,308	29,156,960	14,676,248	32,884,526
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,003,968	5,730,099	5,657,535	10,950,542
	15,695,276	34,887,059	20,333,783	43,835,068
Cost of shares redeemed	(11,525,121)	(28,181,464)	(21,231,601)	(48,723,472)
Net increase (decrease) in net assets from Fund share transactions	4,170,155	6,705,595	(897,818)	(4,888,404)
Net increase (decrease) in net assets	4,653,234	8,246,844	466,956	(5,823,008)
Net assets at the beginning of period	206,238,403	197,991,559	373,554,691	379,377,699
Net assets at the end of period	$210,891,637	$206,238,403	$374,021,647	$373,554,691
Undistributed (Over-distribution of) net investment income at the end of period	$1,043,278	$1,006,991	$755,005	$609,136

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of Changes in Net Assets (Unaudited) (continued)

	Michigan		Missouri
	Six Months Ended 11/30/15	Year Ended 5/31/15	Six Months Ended 11/30/15	Year Ended 5/31/15
Operations
Net investment income (loss)	$2,899,326	$5,770,004	$8,240,527	$16,203,808
Net realized gain (loss) from:
Investments	(39,581)	705,182	159,861	(545,736)
Swaps	38,550	(66,392)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,506,975	303,118	2,464,862	(993,600)
Swaps	(32,917)	32,917	—	—
Net increase (decrease) in net assets from operations	4,372,353	6,744,829	10,865,250	14,664,472
Distributions to Shareholders
From net investment income:
Class A Shares	(1,877,180)	(4,026,715)	(3,785,001)	(8,204,469)
Class C Shares	(59,510)	(42,402)	(104,328)	(105,371)
Class C2 Shares	(322,544)	(780,578)	(452,614)	(1,016,234)
Class I Shares	(687,128)	(1,253,863)	(3,806,989)	(7,044,672)
From accumulated net realized gains:
Class A Shares	—	(613,701)	—	—
Class C Shares	—	(7,877)	—	—
Class C2 Shares	—	(139,602)	—	—
Class I Shares	—	(184,027)	—	—
Decrease in net assets from distributions to shareholders	(2,946,362)	(7,048,765)	(8,148,932)	(16,370,746)
Fund Share Transactions
Proceeds from sale of shares	14,406,292	24,686,649	27,745,719	80,034,779
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,087,324	4,859,827	5,051,612	9,990,594
	16,493,616	29,546,476	32,797,331	90,025,373
Cost of shares redeemed	(10,494,152)	(23,509,111)	(30,922,999)	(65,770,405)
Net increase (decrease) in net assets from Fund share transactions	5,999,464	6,037,365	1,874,332	24,254,968
Net increase (decrease) in net assets	7,425,455	5,733,429	4,590,650	22,548,694
Net assets at the beginning of period	167,015,083	161,281,654	440,024,277	417,475,583
Net assets at the end of period	$174,440,538	$167,015,083	$444,614,927	$440,024,277
Undistributed (Over-distribution of) net investment income at the end of period	$150,603	$197,639	$1,266,967	$1,175,372

See accompanying notes to financial statements.

84	Nuveen Investments

	Ohio		Wisconsin
	Six Months Ended 11/30/15	Year Ended 5/31/15	Six Months Ended 11/30/15	Year Ended 5/31/15
Operations
Net investment income (loss)	$9,414,111	$18,606,375	$1,765,664	$3,371,028
Net realized gain (loss) from:
Investments	58,010	1,737,140	(335,260)	(132,459)
Swaps	123,332	(213,094)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	3,313,737	(915,180)	664,685	897,715
Swaps	(105,104)	105,104	—	—
Net increase (decrease) in net assets from operations	12,804,086	19,320,345	2,095,089	4,136,284
Distributions to Shareholders
From net investment income:
Class A Shares	(5,091,807)	(10,796,760)	(972,601)	(1,891,989)
Class C Shares	(100,662)	(115,840)	(40,097)	(46,087)
Class C2 Shares	(865,435)	(2,010,030)	(200,102)	(457,910)
Class I Shares	(3,365,166)	(6,715,138)	(552,993)	(988,684)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(9,423,070)	(19,637,768)	(1,765,793)	(3,384,670)
Fund Share Transactions
Proceeds from sale of shares	28,184,975	75,241,687	8,518,027	23,258,091
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,571,639	13,367,983	1,307,006	2,508,630
	34,756,614	88,609,670	9,825,033	25,766,721
Cost of shares redeemed	(28,609,239)	(68,702,875)	(8,412,080)	(14,978,184)
Net increase (decrease) in net assets from Fund share transactions	6,147,375	19,906,795	1,412,953	10,788,537
Net increase (decrease) in net assets	9,528,391	19,589,372	1,742,249	11,540,151
Net assets at the beginning of period	530,171,376	510,582,004	97,814,299	86,274,148
Net assets at the end of period	$539,699,767	$530,171,376	$99,556,548	$97,814,299
Undistributed (Over-distribution of) net investment income at the end of period	$754,102	$763,061	$181,985	$182,114

See accompanying notes to financial statements.

Nuveen Investments	85

Financial

Highlights (Unaudited)

Kansas

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2016(e)	$10.95	$0.20	$0.03	$0.23	$(0.20)	$—	$(0.20)	$10.98
2015	10.86	0.41	0.09	0.50	(0.41)	—	(0.41)	10.95
2014	11.08	0.42	(0.25)	0.17	(0.39)	—	(0.39)	10.86
2013	11.21	0.40	(0.05)	0.35	(0.40)	(0.08)	(0.48)	11.08
2012	10.37	0.44	0.83	1.27	(0.43)	—	(0.43)	11.21
2011	10.48	0.43	(0.11)	0.32	(0.43)	—	(0.43)	10.37
Class C (02/14)
2016(e)	10.93	0.16	0.03	0.19	(0.16)	—	(0.16)	10.96
2015	10.85	0.32	0.08	0.40	(0.32)	—	(0.32)	10.93
2014(f)	10.49	0.05	0.41	0.46	(0.10)	—	(0.10)	10.85
Class C2 (02/97)(g)
2016(e)	10.94	0.17	0.02	0.19	(0.17)	—	(0.17)	10.96
2015	10.85	0.35	0.09	0.44	(0.35)	—	(0.35)	10.94
2014	11.06	0.36	(0.24)	0.12	(0.33)	—	(0.33)	10.85
2013	11.20	0.34	(0.06)	0.28	(0.34)	(0.08)	(0.42)	11.06
2012	10.36	0.37	0.84	1.21	(0.37)	—	(0.37)	11.20
2011	10.48	0.37	(0.12)	0.25	(0.37)	—	(0.37)	10.36
Class I (02/97)
2016(e)	11.00	0.21	0.02	0.23	(0.21)	—	(0.21)	11.02
2015	10.91	0.44	0.08	0.52	(0.43)	—	(0.43)	11.00
2014	11.13	0.44	(0.25)	0.19	(0.41)	—	(0.41)	10.91
2013	11.26	0.42	(0.04)	0.38	(0.43)	(0.08)	(0.51)	11.13
2012	10.42	0.46	0.83	1.29	(0.45)	—	(0.45)	11.26
2011	10.53	0.45	(0.11)	0.34	(0.45)	—	(0.45)	10.42

86	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.13%	$133,914	0.84	%*	0.81	%*	3.71	%*	7%
4.63	132,391	0.84		0.81		3.77		8
1.72	132,188	0.86		0.83		4.00		15
3.13	166,022	0.84		0.81		3.53		10
12.43	151,334	0.86		0.83		4.03		36
3.10	122,629	0.83		0.82		4.12		16

1.74	7,546	1.64	*	1.61	*	2.90	*	7
3.75	5,758	1.64		1.61		2.91		8
4.37	1,177	1.66	*	1.63	*	3.08	*	15

1.76	41,802	1.40	*	1.37	*	3.17	*	7
4.07	42,760	1.39		1.36		3.23		8
1.24	48,520	1.41		1.38		3.45		15
2.50	63,429	1.39		1.36		2.98		10
11.86	52,451	1.40		1.37		3.47		36
2.47	36,864	1.38		1.37		3.58		16

2.14	27,630	0.64	*	0.61	*	3.91	*	7
4.84	25,330	0.64		0.61		3.96		8
1.95	16,106	0.66		0.63		4.19		15
3.34	20,126	0.64		0.61		3.73		10
12.62	14,368	0.65		0.62		4.22		36
3.32	10,648	0.63		0.62		4.29		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2015.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (Unaudited) (continued)

Kentucky

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2016(e)	$11.09	$0.21	$0.03	$0.24	$(0.20)	$—	$(0.20)	$11.13
2015	11.11	0.41	(0.03)	0.38	(0.40)	—	(0.40)	11.09
2014	11.30	0.42	(0.21)	0.21	(0.40)	—	(0.40)	11.11
2013	11.40	0.42	(0.09)	0.33	(0.43)	—	(0.43)	11.30
2012	10.69	0.46	0.70	1.16	(0.45)	—	(0.45)	11.40
2011	10.85	0.46	(0.18)	0.28	(0.44)	—	(0.44)	10.69
Class C (02/14)
2016(e)	11.08	0.16	0.04	0.20	(0.16)	—	(0.16)	11.12
2015	11.11	0.32	(0.04)	0.28	(0.31)	—	(0.31)	11.08
2014(f)	10.83	0.04	0.34	0.38	(0.10)	—	(0.10)	11.11
Class C2 (10/93)(g)
2016(e)	11.08	0.18	0.04	0.22	(0.17)	—	(0.17)	11.13
2015	11.11	0.35	(0.04)	0.31	(0.34)	—	(0.34)	11.08
2014	11.30	0.36	(0.21)	0.15	(0.34)	—	(0.34)	11.11
2013	11.40	0.36	(0.09)	0.27	(0.37)	—	(0.37)	11.30
2012	10.70	0.39	0.71	1.10	(0.40)	—	(0.40)	11.40
2011	10.85	0.40	(0.16)	0.24	(0.39)	—	(0.39)	10.70
Class I (02/97)
2016(e)	11.09	0.22	0.03	0.25	(0.21)	—	(0.21)	11.13
2015	11.11	0.43	(0.02)	0.41	(0.43)	—	(0.43)	11.09
2014	11.30	0.44	(0.20)	0.24	(0.43)	—	(0.43)	11.11
2013	11.40	0.45	(0.10)	0.35	(0.45)	—	(0.45)	11.30
2012	10.70	0.48	0.70	1.18	(0.48)	—	(0.48)	11.40
2011	10.85	0.48	(0.16)	0.32	(0.47)	—	(0.47)	10.70

88	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.19%	$296,473	0.80	%*	0.79	%*	3.71	%*	6%
3.46	297,982	0.80		0.79		3.68		7
2.14	309,200	0.80		0.79		3.87		12
2.78	370,392	0.78		0.77		3.71		11
11.10	360,084	0.80		0.80		4.12		16
2.68	334,809	0.80		0.80		4.26		7

1.78	4,945	1.59	*	1.58	*	2.89	*	6
2.57	3,916	1.59		1.58		2.82		7
3.49	814	1.60	*	1.59	*	2.83	*	12

2.01	45,433	1.35	*	1.34	*	3.16	*	6
2.82	47,090	1.35		1.34		3.14		7
1.66	53,886	1.35		1.34		3.32		12
2.16	72,984	1.33		1.32		3.15		11
10.44	63,378	1.35		1.35		3.56		16
2.22	51,820	1.35		1.35		3.71		7

2.30	27,170	0.60	*	0.59	*	3.91	*	6
3.69	24,566	0.60		0.59		3.88		7
2.36	15,477	0.60		0.59		4.07		12
3.00	20,609	0.58		0.57		3.90		11
11.24	15,992	0.60		0.60		4.30		16
3.01	10,967	0.60		0.60		4.46		7
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2015.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

Michigan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2016(e)	$11.57	$0.20	$0.10	$0.30	$(0.20)	$—	$(0.20)	$11.67
2015	11.59	0.42	0.07	0.49	(0.44)	(0.07)	(0.51)	11.57
2014	11.77	0.46	(0.17)	0.29	(0.45)	(0.02)	(0.47)	11.59
2013	11.77	0.45	— **	0.45	(0.45)	—	(0.45)	11.77
2012	11.08	0.47	0.67	1.14	(0.45)	—	(0.45)	11.77
2011	11.19	0.47	(0.12)	0.35	(0.46)	—	(0.46)	11.08
Class C (02/14)
2016(e)	11.55	0.15	0.10	0.25	(0.16)	—	(0.16)	11.64
2015	11.57	0.31	0.09	0.40	(0.35)	(0.07)	(0.42)	11.55
2014(f)	11.22	0.03	0.43	0.46	(0.11)	—	(0.11)	11.57
Class C2 (06/93)(g)
2016(e)	11.55	0.17	0.10	0.27	(0.17)	—	(0.17)	11.65
2015	11.57	0.36	0.07	0.43	(0.38)	(0.07)	(0.45)	11.55
2014	11.76	0.40	(0.18)	0.22	(0.39)	(0.02)	(0.41)	11.57
2013	11.76	0.39	— **	0.39	(0.39)	—	(0.39)	11.76
2012	11.08	0.41	0.66	1.07	(0.39)	—	(0.39)	11.76
2011	11.18	0.41	(0.11)	0.30	(0.40)	—	(0.40)	11.08
Class I (02/97)
2016(e)	11.56	0.21	0.10	0.31	(0.21)	—	(0.21)	11.66
2015	11.58	0.44	0.08	0.52	(0.47)	(0.07)	(0.54)	11.56
2014	11.77	0.48	(0.18)	0.30	(0.47)	(0.02)	(0.49)	11.58
2013	11.76	0.48	— **	0.48	(0.47)	—	(0.47)	11.77
2012	11.08	0.49	0.66	1.15	(0.47)	—	(0.47)	11.76
2011	11.18	0.49	(0.11)	0.38	(0.48)	—	(0.48)	11.08

90	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.64%	$109,436	0.83	%*	0.83	%*	3.45	%*	3%
4.28	106,431	0.84		0.84		3.59		19
2.70	109,053	0.84		0.84		4.11		10
3.85	149,466	0.81		0.81		3.80		15
10.48	153,467	0.84		0.84		4.12		12
3.16	148,020	0.84		0.84		4.22		6

2.16	5,399	1.63	*	1.63	*	2.63	*	3
3.49	3,489	1.63		1.63		2.68		19
4.11	388	1.64	*	1.64	*	2.96	*	10

2.38	21,172	1.38	*	1.38	*	2.90	*	3
3.75	22,182	1.39		1.39		3.04		19
2.05	24,872	1.40		1.40		3.57		10
3.33	32,084	1.36		1.36		3.25		15
9.81	30,129	1.38		1.38		3.58		12
2.70	29,681	1.39		1.39		3.67		6

2.75	38,434	0.63	*	0.63	*	3.64	*	3
4.49	34,913	0.64		0.64		3.78		19
2.84	26,969	0.65		0.65		4.31		10
4.15	30,311	0.61		0.61		4.00		15
10.59	23,887	0.63		0.63		4.32		12
3.46	19,397	0.64		0.64		4.42		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2015.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (Unaudited) (continued)

Missouri

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2016(e)	$11.30	$0.21	$0.07	$0.28	$(0.21)	$—	$(0.21)	$11.37
2015	11.34	0.43	(0.04)	0.39	(0.43)	—	(0.43)	11.30
2014	11.51	0.45	(0.18)	0.27	(0.44)	—	(0.44)	11.34
2013	11.50	0.45	0.01	0.46	(0.45)	—	(0.45)	11.51
2012	10.70	0.48	0.79	1.27	(0.47)	—	(0.47)	11.50
2011	10.82	0.48	(0.13)	0.35	(0.47)	—	(0.47)	10.70
Class C (02/14)
2016(e)	11.26	0.16	0.07	0.23	(0.16)	—	(0.16)	11.33
2015	11.31	0.33	(0.04)	0.29	(0.34)	—	(0.34)	11.26
2014(f)	10.98	0.05	0.39	0.44	(0.11)	—	(0.11)	11.31
Class C2 (02/94)(g)
2016(e)	11.27	0.18	0.07	0.25	(0.18)	—	(0.18)	11.34
2015	11.31	0.36	(0.03)	0.33	(0.37)	—	(0.37)	11.27
2014	11.48	0.39	(0.18)	0.21	(0.38)	—	(0.38)	11.31
2013	11.48	0.38	0.01	0.39	(0.39)	—	(0.39)	11.48
2012	10.68	0.41	0.80	1.21	(0.41)	—	(0.41)	11.48
2011	10.80	0.42	(0.13)	0.29	(0.41)	—	(0.41)	10.68
Class I (02/97)
2016(e)	11.30	0.22	0.07	0.29	(0.22)	—	(0.22)	11.37
2015	11.33	0.45	(0.03)	0.42	(0.45)	—	(0.45)	11.30
2014	11.50	0.47	(0.18)	0.29	(0.46)	—	(0.46)	11.33
2013	11.50	0.47	— **	0.47	(0.47)	—	(0.47)	11.50
2012	10.70	0.48	0.81	1.29	(0.49)	—	(0.49)	11.50
2011	10.82	0.50	(0.13)	0.37	(0.49)	—	(0.49)	10.70

92	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.47%	$206,595	0.79	%*	0.79	%*	3.71	%*	5%
3.48	210,841	0.79		0.79		3.75		8
2.53	226,753	0.80		0.80		4.09		16
4.01	248,317	0.79		0.79		3.87		9
12.08	233,521	0.83		0.83		4.28		8
3.30	187,844	0.82		0.82		4.48		6

2.08	8,608	1.58	*	1.58	*	2.90	*	5
2.59	6,025	1.59		1.59		2.90		8
3.98	847	1.59	*	1.59	*	3.07	*	16

2.21	27,875	1.34	*	1.34	*	3.17	*	5
2.94	29,534	1.34		1.34		3.20		8
1.97	32,308	1.35		1.35		3.54		16
3.39	37,936	1.34		1.34		3.31		9
11.50	33,690	1.38		1.38		3.73		8
2.74	26,958	1.37		1.37		3.93		6

2.58	201,537	0.59	*	0.59	*	3.91	*	5
3.79	193,623	0.59		0.59		3.95		8
2.75	157,568	0.60		0.60		4.28		16
4.14	188,399	0.59		0.59		4.07		9
12.28	187,304	0.63		0.63		4.34		8
3.52	11,115	0.62		0.62		4.67		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2015.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (Unaudited) (continued)

Ohio

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2016(e)	$11.51	$0.20	$0.08	$0.28	$(0.20)	$—	$(0.20)	$11.59
2015	11.51	0.42	0.02	0.44	(0.44)	—	(0.44)	11.51
2014	11.72	0.47	(0.22)	0.25	(0.46)	—	(0.46)	11.51
2013	11.70	0.45	0.03	0.48	(0.46)	—	(0.46)	11.72
2012	11.01	0.49	0.67	1.16	(0.47)	—	(0.47)	11.70
2011	11.18	0.48	(0.18)	0.30	(0.47)	—	(0.47)	11.01
Class C (02/14)
2016(e)	11.46	0.16	0.07	0.23	(0.16)	—	(0.16)	11.53
2015	11.46	0.31	0.04	0.35	(0.35)	—	(0.35)	11.46
2014(f)	11.15	0.05	0.37	0.42	(0.11)	—	(0.11)	11.46
Class C2 (08/93)(g)
2016(e)	11.47	0.17	0.08	0.25	(0.17)	—	(0.17)	11.55
2015	11.47	0.35	0.02	0.37	(0.37)	—	(0.37)	11.47
2014	11.67	0.40	(0.21)	0.19	(0.39)	—	(0.39)	11.47
2013	11.65	0.39	0.03	0.42	(0.40)	—	(0.40)	11.67
2012	10.97	0.42	0.67	1.09	(0.41)	—	(0.41)	11.65
2011	11.15	0.42	(0.19)	0.23	(0.41)	—	(0.41)	10.97
Class I (02/97)
2016(e)	11.48	0.21	0.08	0.29	(0.22)	—	(0.22)	11.55
2015	11.48	0.44	0.02	0.46	(0.46)	—	(0.46)	11.48
2014	11.68	0.49	(0.21)	0.28	(0.48)	—	(0.48)	11.48
2013	11.66	0.48	0.03	0.51	(0.49)	—	(0.49)	11.68
2012	10.98	0.51	0.67	1.18	(0.50)	—	(0.50)	11.66
2011	11.15	0.51	(0.19)	0.32	(0.49)	—	(0.49)	10.98

94	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.49%	$291,089	0.79	%*	0.79	%*	3.55	%*	4%
3.84	287,392	0.80		0.80		3.59		16
2.31	290,868	0.81		0.81		4.18		16
4.16	339,849	0.79		0.79		3.83		9
10.77	317,442	0.82		0.82		4.28		13
2.75	292,694	0.82		0.82		4.40		10

2.01	8,901	1.59	*	1.59	*	2.73	*	4
3.06	6,392	1.59		1.59		2.72		16
3.79	1,648	1.59	*	1.59	*	3.11	*	16

2.20	57,185	1.34	*	1.34	*	3.00	*	4
3.27	59,495	1.35		1.35		3.04		16
1.80	65,008	1.36		1.36		3.63		16
3.60	83,753	1.34		1.34		3.27		9
10.13	68,344	1.37		1.37		3.73		13
2.11	60,016	1.37		1.37		3.85		10

2.51	182,525	0.59	*	0.59	*	3.75	*	4
4.07	176,893	0.60		0.60		3.78		16
2.58	153,057	0.60		0.60		4.38		16
4.38	188,571	0.59		0.59		4.03		9
10.94	168,949	0.62		0.62		4.48		13
2.98	109,802	0.62		0.62		4.60		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2015.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (Unaudited) (continued)

Wisconsin

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2016(e)	$10.78	$0.20	$0.04	$0.24	$(0.20)	$—	$(0.20)	$10.82
2015	10.68	0.40	0.10	0.50	(0.40)	—	(0.40)	10.78
2014	11.02	0.41	(0.35)	0.06	(0.40)	—	(0.40)	10.68
2013	11.09	0.40	(0.07)	0.33	(0.40)	—	(0.40)	11.02
2012	10.28	0.43	0.78	1.21	(0.40)	—	(0.40)	11.09
2011	10.39	0.39	(0.12)	0.27	(0.38)	—	(0.38)	10.28
Class C (02/14)
2016(e)	10.79	0.15	0.03	0.18	(0.15)	—	(0.15)	10.82
2015	10.69	0.31	0.11	0.42	(0.32)	—	(0.32)	10.79
2014(f)	10.27	0.04	0.48	0.52	(0.10)	—	(0.10)	10.69
Class C2 (02/97)(g)
2016(e)	10.79	0.17	0.03	0.20	(0.17)	—	(0.17)	10.82
2015	10.69	0.34	0.10	0.44	(0.34)	—	(0.34)	10.79
2014	11.03	0.36	(0.36)	—	(0.34)	—	(0.34)	10.69
2013	11.10	0.34	(0.07)	0.27	(0.34)	—	(0.34)	11.03
2012	10.30	0.36	0.78	1.14	(0.34)	—	(0.34)	11.10
2011	10.41	0.33	(0.11)	0.22	(0.33)	—	(0.33)	10.30
Class I (02/97)
2016(e)	10.81	0.21	0.04	0.25	(0.21)	—	(0.21)	10.85
2015	10.71	0.42	0.10	0.52	(0.42)	—	(0.42)	10.81
2014	11.05	0.44	(0.36)	0.08	(0.42)	—	(0.42)	10.71
2013	11.12	0.43	(0.08)	0.35	(0.42)	—	(0.42)	11.05
2012	10.31	0.44	0.79	1.23	(0.42)	—	(0.42)	11.12
2011	10.42	0.42	(0.12)	0.30	(0.41)	—	(0.41)	10.31

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.20%	$53,823	0.87	%*	0.87	%*	3.63	%*	6%
4.72	53,553	0.86		0.86		3.68		5
0.76	49,057	0.89		0.89		4.02		14
2.94	62,029	0.84		0.84		3.60		9
11.96	51,124	0.87		0.87		3.94		19
2.71	45,101	0.87		0.87		3.81		14

1.71	3,205	1.67	*	1.67	*	2.82	*	6
3.91	2,575	1.66		1.66		2.84		5
5.07	656	1.68	*	1.68	*	2.70	*	14

1.82	12,815	1.42	*	1.42	*	3.08	*	6
4.18	13,574	1.41		1.41		3.14		5
0.21	15,196	1.44		1.44		3.48		14
2.39	20,924	1.39		1.39		3.04		9
11.27	12,542	1.41		1.41		3.38		19
2.17	9,105	1.42		1.42		3.26		14

2.31	29,713	0.67	*	0.67	*	3.83	*	6
4.94	28,112	0.66		0.66		3.87		5
0.99	21,365	0.68		0.68		4.21		14
3.15	36,939	0.65		0.65		3.81		9
12.16	32,782	0.66		0.66		4.13		19
2.92	18,236	0.67		0.67		4.14		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2015.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	97

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Kansas and Wisconsin). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is November 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by its respective state and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

98	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds outstanding when-issued/delayed delivery purchase commitments were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$—	$7,222,935	$—	$—

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares will be issued upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charges or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

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Notes to Financial Statements (Unaudited) (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Nuveen Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$210,944,074	$—	$210,944,074
Short-Term Investments:
Municipal Bonds	—	2,000,000	—	2,000,000
Total	$—	$212,944,074	$—	$212,944,074

100	Nuveen Investments

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$369,771,604	$—	$369,771,604
Short-Term Investments:
Municipal Bonds	—	1,000,000	—	1,000,000
Total	$—	$370,771,604	$—	$370,771,604

Michigan
Long-Term Investments*:
Municipal Bonds	$—	$171,316,564	$—	$171,316,564
Short-Term Investments:
Municipal Bonds	—	750,000	—	750,000
Total	$—	$172,066,564	$—	$172,066,564

Missouri
Long-Term Investments*:
Municipal Bonds	$—	$445,878,108	$—	$445,878,108

Ohio
Long-Term Investments*:
Municipal Bonds	$—	$520,732,501	$—	$520,732,501

Wisconsin
Long-Term Investments*:
Municipal Bonds	$—	$97,691,528	$—	$97,691,528
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

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Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$9,420,000	$5,650,000	$—	$2,225,000	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	5,250,000	29,690,000	3,150,000	—	32,100,000	3,750,000
Total	$14,670,000	$35,340,000	$3,150,000	$2,225,000	$32,100,000	$3,750,000

102	Nuveen Investments

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$9,420,000	$5,650,000	$—	$2,225,000	$—	$—
Average annual interest rate and fees	0.58%	0.52%	—%	0.21%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$8,285,000	$—	$—	$—	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	22,190,000	3,150,000	—	3,750,000	3,750,000
Total	$8,285,000	$22,190,000	$3,150,000	$—	$3,750,000	$3,750,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either

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Notes to Financial Statements (Unaudited) (continued)

(i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Kentucky, Michigan and Ohio invested in credit default swaps to manage credit risk by purchasing credit protection. These swaps were terminated prior to the end of the reporting period.

The average notional amount of credit default swap contracts outstanding during the current fiscal period, was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average notional amount of credit default swap contracts outstanding*	$—	$1,555,000	$1,300,000	$—	$4,180,000	$—
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap con-tracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Kentucky	Credit	Swaps	$51,231	$(44,037)
Michigan	Credit	Swaps	38,550	(32,917)
Ohio	Credit	Swaps	123,332	(105,104)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

104	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 11/30/15		Year Ended 5/31/15
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	622,111	$6,802,125	1,122,379	$12,333,289
Class C	169,426	1,848,254	448,984	4,941,079
Class C2	5,570	60,890	55,078	601,032
Class I	362,343	3,980,039	1,023,565	11,281,560
Shares issued to shareholders due to reinvestment of distributions:
Class A	186,413	2,040,563	361,787	3,974,810
Class C	8,216	89,789	7,702	84,675
Class C2	50,785	555,242	108,988	1,195,959
Class I	28,963	318,374	42,968	474,655
	1,433,827	15,695,276	3,171,451	34,887,059
Shares redeemed:
Class A	(697,742)	(7,628,045)	(1,563,564)	(17,128,885)
Class C	(15,541)	(169,342)	(38,504)	(424,990)
Class C2	(152,732)	(1,666,968)	(726,460)	(7,981,374)
Class I	(187,890)	(2,060,766)	(239,637)	(2,646,215)
	(1,053,905)	(11,525,121)	(2,568,165)	(28,181,464)
Net increase (decrease)	379,922	$4,170,155	603,286	$6,705,595

	Six Months Ended 11/30/15		Year Ended 5/31/15
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	798,837	$8,849,788	1,525,823	$17,066,577
Class C	120,114	1,331,633	304,367	3,403,534
Class C2	7,780	86,121	14,254	159,286
Class I	398,478	4,408,706	1,097,835	12,255,129
Shares issued to shareholders due to reinvestment of distributions:
Class A	420,031	4,660,857	812,720	9,093,196
Class C	4,379	48,568	4,414	49,369
Class C2	52,832	586,234	113,205	1,266,232
Class I	32,607	361,876	48,390	541,745
	1,835,058	20,333,783	3,921,008	43,835,068
Shares redeemed:
Class A	(1,453,765)	(16,098,211)	(3,282,385)	(36,680,473)
Class C	(33,323)	(369,537)	(28,609)	(317,680)
Class C2	(225,044)	(2,489,452)	(728,092)	(8,119,087)
Class I	(204,970)	(2,274,401)	(322,845)	(3,606,232)
	(1,917,102)	(21,231,601)	(4,361,931)	(48,723,472)
Net increase (decrease)	(82,044)	$(897,818)	(440,923)	$(4,888,404)

Nuveen Investments	105

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/15		Year Ended 5/31/15
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	584,009	$6,761,498	825,659	$9,652,827
Class C	169,751	1,961,184	274,280	3,202,194
Class C2	5,751	66,590	27,196	317,594
Class I	485,826	5,617,020	987,599	11,514,034
Shares issued to shareholders due to reinvestment of distributions:
Class A	114,898	1,333,168	276,412	3,230,866
Class C	4,119	47,687	3,735	43,554
Class C2	15,673	181,468	43,584	508,703
Class I	45,289	525,001	92,157	1,076,704
	1,425,316	16,493,616	2,530,622	29,546,476
Shares redeemed:
Class A	(516,990)	(5,988,839)	(1,316,424)	(15,351,762)
Class C	(12,285)	(141,653)	(9,374)	(109,639)
Class C2	(123,538)	(1,426,358)	(299,929)	(3,495,594)
Class I	(253,737)	(2,937,302)	(389,599)	(4,552,116)
	(906,550)	(10,494,152)	(2,015,326)	(23,509,111)
Net increase (decrease)	518,766	$5,999,464	515,296	$6,037,365

	Six Months Ended 11/30/15		Year Ended 5/31/15
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	887,123	$10,036,214	1,942,207	$22,127,749
Class C	252,835	2,846,193	473,118	5,370,974
Class C2	4,813	54,345	53,863	611,615
Class I	1,311,284	14,808,967	4,560,256	51,924,441
Shares issued to shareholders due to reinvestment of distributions:
Class A	288,496	3,266,153	603,722	6,875,756
Class C	8,124	91,689	7,894	89,711
Class C2	32,053	361,912	68,203	774,852
Class I	117,704	1,331,858	197,602	2,250,275
	2,902,432	32,797,331	7,906,865	90,025,373
Shares redeemed:
Class A	(1,664,638)	(18,812,359)	(3,887,196)	(44,205,998)
Class C	(36,309)	(408,868)	(20,934)	(237,290)
Class C2	(199,111)	(2,242,450)	(357,747)	(4,060,502)
Class I	(837,788)	(9,459,322)	(1,517,777)	(17,266,615)
	(2,737,846)	(30,922,999)	(5,783,654)	(65,770,405)
Net increase (decrease)	164,586	$1,874,332	2,123,211	$24,254,968

106	Nuveen Investments

	Six Months Ended 11/30/15		Year Ended 5/31/15
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,222,676	$14,065,862	2,651,824	$30,727,563
Class C	241,456	2,769,562	459,211	5,299,264
Class C2	16,281	186,993	42,128	486,958
Class I	972,569	11,162,558	3,351,635	38,727,902
Shares issued to shareholders due to reinvestment of distributions:
Class A	340,335	3,926,312	689,568	8,002,287
Class C	7,032	80,737	7,724	89,337
Class C2	51,572	592,866	118,988	1,376,014
Class I	171,479	1,971,724	336,986	3,900,345
	3,023,400	34,756,614	7,658,064	88,609,670
Shares redeemed:
Class A	(1,401,523)	(16,133,110)	(3,638,133)	(42,108,157)
Class C	(34,250)	(393,059)	(52,839)	(610,339)
Class C2	(301,004)	(3,454,173)	(640,919)	(7,399,588)
Class I	(752,107)	(8,628,897)	(1,606,433)	(18,584,791)
	(2,488,884)	(28,609,239)	(5,938,324)	(68,702,875)
Net increase (decrease)	534,516	$6,147,375	1,719,740	$19,906,795

	Six Months Ended 11/30/15		Year Ended 5/31/15
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	360,824	$3,881,376	853,945	$9,238,876
Class C	62,358	671,810	196,459	2,127,804
Class C2	803	8,658	14,564	158,277
Class I	366,860	3,956,183	1,079,453	11,733,134
Shares issued to shareholders due to reinvestment of distributions:
Class A	84,531	910,552	162,714	1,761,593
Class C	3,720	40,094	4,177	45,306
Class C2	16,315	175,811	37,112	401,793
Class I	16,718	180,549	27,626	299,938
	912,129	9,825,033	2,376,050	25,766,721
Shares redeemed:
Class A	(436,991)	(4,702,308)	(643,688)	(6,944,944)
Class C	(8,637)	(93,242)	(23,283)	(252,660)
Class C2	(91,479)	(982,595)	(215,172)	(2,322,423)
Class I	(244,490)	(2,633,935)	(501,909)	(5,458,157)
	(781,597)	(8,412,080)	(1,384,052)	(14,978,184)
Net increase (decrease)	130,532	$1,412,953	991,998	$10,788,537

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivatives transactions, where applicable) during the current fiscal period were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$15,913,132	$20,801,574	$13,223,498	$28,007,176	$27,897,225	$6,529,272
Sales and maturities	15,828,666	25,406,818	4,931,828	21,491,107	23,486,462	5,757,060

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Nuveen Investments	107

Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$188,369,450	$340,050,404	$160,652,101	$413,480,694	$486,245,806	$91,405,396
Gross unrealized:
Appreciation	$15,294,774	$25,171,978	$11,560,058	$32,180,973	$36,549,679	$6,365,109
Depreciation	(139,732)	(100,561)	(145,595)	(2,008,648)	(2,062,984)	(78,977)
Net unrealized appreciation (depreciation) of investments	$15,155,042	$25,071,417	$11,414,463	$30,172,325	$34,486,695	$6,286,132

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2015, the Funds’ last tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$1	$(59)	$3	$(422)	$3	$(2)
Undistributed (Over-distribution of) net investment income	(3,387)	(160,308)	(70,759)	(19,981)	(258,608)	(195,434)
Accumulated net realized gain (loss)	3,386	160,367	70,756	20,403	258,605	195,436

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2015, the Funds’ last tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$1,197,624	$1,643,178	$442,250	$1,480,884	$1,805,153	$435,524
Undistributed net ordinary income[2]	—	—	8,905	83,230	45,692	—
Undistributed net long-term capital gains	—	—	494,375	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2015 through May 31, 2015, and paid on June 1, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$7,138,183	$13,272,445	$6,129,302	$16,345,772	$19,706,379	$3,347,512
Distributions from net ordinary income[2]	108,545	—	41,888	23,365	53,652	13,918
Distributions from net long-term capital gains	—	—	910,286	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2015, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Kansas	Kentucky	Missouri[3]	Ohio[3]	Wisconsin
Expiration:
May 31, 2016	$—	$—	$—	$224,658	$—
May 31, 2017	—	—	9,357	204,682	—
May 31, 2018	—	3,377,319	663,355	30,607	40,757
May 31, 2019	—	—	—	1,552,586	—
Not subject to expiration	5,466,002	5,181,880	5,408,657	1,484,475	3,943,331
Total	$5,466,002	$8,559,199	$6,081,369	$3,497,008	$3,984,088
[3]	A portion of Missouri’s and Ohio’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

108	Nuveen Investments

During the Funds’ last tax year ended May 31, 2015, Ohio utilized $1,432,577 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2015, the complex-level fee rate for each of these Funds was as follows:

Complex-Level Fee Rate
Kansas	0.1639%
Kentucky	0.1639
Michigan	0.1639
Missouri	0.1752
Ohio	0.1675
Wisconsin	0.1639

The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses, (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Ohio do not exceed .750% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	109

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$76,089	$158,446	$47,099	$101,276	$118,521	$34,877
Paid to financial intermediaries	64,845	135,264	41,358	86,475	100,283	30,041

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	$34,359	$18,247	$25,741	$60,181	$47,846	$9,592

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	$22,103	$12,929	$29,520	$22,892	$22,214	$8,202

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	$—	$1,433	$573	$1,039	$2,591	$515

8. Borrowing Arrangements

During the current fiscal period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

110	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	111

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

112	Nuveen Investments

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	113

Notes

114	Nuveen Investments

Notes

Nuveen Investments	115

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS6-1115D        13144-INV-B-01/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 5, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 5, 2016